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                                                                   EXHIBIT 10.1




                                 GROUND SUBLEASE

                                 BY AND BETWEEN

              NORTH CAMPUS-UNIVERSITY PARK DEVELOPMENT CORPORATION


                                                                      "LANDLORD"


                                       AND


                 FIRST SECURITY BANK, NATIONAL ASSOCIATION, not
               individually but solely as Owner Trustee under the
                        MiniMed Real Estate Trust 1999-1


                                                                         "TENANT


                      LEASED PREMISES ARE PARCELS 1, 2 & 3


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                                TABLE OF CONTENTS


ARTICLE                                                                                                         PAGE
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
ARTICLE 1 - DEFINITIONS...........................................................................................2
         1.1      Additional Rent.................................................................................2
         1.2      Affiliate.......................................................................................2
         1.3      Agreed Rate.....................................................................................3
         1.4      Building........................................................................................3
         1.5      Commencement Date...............................................................................3
         1.6      Construction Loan...............................................................................3
         1.7      CPI.............................................................................................3
         1.8      Default(s)......................................................................................4
         1.9      Environmental Laws..............................................................................4
         1.10     Fair Market Rent................................................................................4
         1.11     Force Majeure Events............................................................................4
         1.12     Governmental Restrictions.......................................................................4
         1.13     Hazardous Materials.............................................................................4
         1.14     Improvements....................................................................................4
         1.15     JPA.............................................................................................4
         1.16     Leased Premises.................................................................................5
         1.17     Leasehold Mortgage..............................................................................5
         1.18     Lease Year......................................................................................5
         1.19     Lender..........................................................................................5
         1.20     Losses and Liabilities..........................................................................5
         1.21     Mortgage........................................................................................5
         1.22     Parcel or Parcels...............................................................................5
         1.23     Party or Parties................................................................................5
         1.24     Permitted Exceptions............................................................................5
         1.25     Plans...........................................................................................6
         1.26     Rent............................................................................................6
         1.27     Representatives.................................................................................6
         1.28     Research Center.................................................................................6
         1.29     Site Plan.......................................................................................6
         1.30     Sublease(s); Subtenant..........................................................................6
         1.31     Term............................................................................................6
         1.32     Title Insurer...................................................................................6
         1.33     Title Policy....................................................................................6
         1.34     Transfer Documents..............................................................................6
         1.35     Transfer/Transferee.............................................................................7


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
         1.36     Uncured Default(s)..............................................................................7
         1.37     University......................................................................................7

ARTICLE 2 - LEASED PREMISES.......................................................................................7
         2.1      Leased Premises.................................................................................7
         2.2      Leased Premises; Condition of Premises; Zoning..................................................7
         2.3      North Campus Library Annex......................................................................7

ARTICLE 3 - TERM..................................................................................................8
         3.1      Initial Term....................................................................................8
         3.2      Options to Extend...............................................................................8
         3.3      Possession; Covenant of Quiet Enjoyment.........................................................9

ARTICLE 4 - RENT PAYMENTS.........................................................................................9
         4.1      Rent............................................................................................9
         4.2      Adjustments to Rent.............................................................................9
         4.3      Fair Market Rent...............................................................................10
         4.4      Additional Rent................................................................................13
         4.5      Landlord's Special Right to Terminate Lease....................................................13
         4.6      Tenant's Special Rights to Terminate Lease.....................................................14
         4.7      Miscellaneous..................................................................................15
         4.8      Triple Net Lease; No Counterclaim, Abatement, etc..............................................15

ARTICLE 5 - USE OF THE LEASED PREMISES, MAINTENANCE AND HAZARDOUS MATERIALS
         16
         5.1      Use of the Leased Premises.....................................................................16
         5.2      No use of Hazardous Materials on the Leased Premises...........................................17
         5.3      Notice and Remediation by Tenant...............................................................17
         5.4      Environmental Indemnity........................................................................17
         5.5      Termination; Subtenants........................................................................18
         5.6      Grant of Easements.............................................................................18

ARTICLE 6 - CONSTRUCTION BY MINIMED..............................................................................19
         6.1      Development of Improvements....................................................................19
         6.2      Conditions to Construction of Improvements.....................................................19
         6.3      Construction of Improvements...................................................................22
         6.4      Completion of Improvements and Other Work: Quality and Compliance With Law.....................22
         6.5      Construction Cost..............................................................................23
         6.6      Mechanic's, Materialman's, Contractor's, or Subcontractor's Liens..............................24
         6.7      Hazardous Materials............................................................................24
         6.8      Ownership Of Improvements......................................................................25
         6.9      Right of Access................................................................................26


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
         6.10     Governmental Approvals.........................................................................26

ARTICLE 7 - REPAIRS AND MAINTENANCE..............................................................................26
         7.1      Landlord's Nonresponsibility...................................................................26
         7.2      Tenant's Duty to Maintain Premises.............................................................27
         7.3      Damage or Destruction..........................................................................27

ARTICLE 8 - LEASEHOLD FINANCING..................................................................................29
         8.1      Conditions To Obtaining Leasehold Mortgage.....................................................29
         8.2      Lender's Rights................................................................................29
         8.3      Default Notice.................................................................................30
         8.4      Lender Cure Rights.............................................................................30
         8.5      Obligations of Lender and Purchaser............................................................31
         8.6      New Lease......................................................................................32
         8.7      Multiple Lenders...............................................................................33
         8.8      New Lease Priority.............................................................................34
         8.9      Liability of New Tenant........................................................................34
         8.10     Subleases and Rents............................................................................34
         8.11     Legal Proceedings..............................................................................35
         8.12     Encumbrance of Landlord's Leasehold Interest...................................................35
         8.13     Notices........................................................................................36

ARTICLE 9 - ASSIGNMENT AND TRANSFER..............................................................................36
         9.1      Assignment of Landlord's Interest in Lease or the Leased Premises..............................36
         9.2      Transfer of the Lease, the Leased Premises or the Improvements to be Constructed Thereon.......37
         9.3      Transfer of Tenant's Interest in Lease and Tenant's Ownership..................................39
         9.4      Subleases......................................................................................40
         9.5      Assignment for Financing Purposes..............................................................42

ARTICLE 10 - TAXES AND IMPOSITIONS...............................................................................43
         10.1     Tenant To Pay Impositions......................................................................43
         10.2     Proration of Impositions.......................................................................43
         10.3     Payment Before Delinquency.....................................................................43
         10.4     Contest of Imposition..........................................................................43
         10.5     Tax Returns And Statements.....................................................................44
         10.6     Possessory Interest Taxes......................................................................44

ARTICLE 11 - UTILITY SERVICES....................................................................................45
         11.1     Tenant's Responsibility........................................................................45
         11.2     Landlord Has No Responsibility.................................................................45



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
ARTICLE 12 - INSURANCE...........................................................................................45
         12.1     Fire and Extended Coverage Insurance...........................................................45
         12.2     Commercial General Liability Insurance.........................................................45
         12.3     Worker's Compensation Insurance................................................................46
         12.4     Course of Construction Insurance...............................................................46
         12.5     Business Automobile Liability Insurance........................................................46
         12.6     Policy Form, Content And Insurer...............................................................46
         12.7     Waiver of Subrogation..........................................................................47
         12.8     Indemnification................................................................................48

ARTICLE 13 - CONDEMNATION........................................................................................50
         13.1     General........................................................................................50
         13.2     Award..........................................................................................50
         13.3     Taking for Temporary Use.......................................................................51

ARTICLE 14 - DEFAULT.............................................................................................51
         14.1     Default........................................................................................51
         14.2     Notice of Default; Tenant's Right to Cure......................................................51
         14.3     Landlord's Right to Cure Tenant's Defaults.....................................................52
         14.4     Notice of Landlord's Default; Tenant Waiver....................................................52
         14.5     Landlord's Remedies............................................................................53
         14.6     Tenant Remedies; Remedies Cumulative...........................................................54
         14.7     No Waiver......................................................................................55
         14.8     Delays in Performance..........................................................................55

ARTICLE 15 - EXPIRATION; TERMINATION.............................................................................55

ARTICLE 16 - MASTER GROUND LEASES................................................................................56

ARTICLE 17 - INTERRELATIONSHIP BETWEEN UNIVERSITYAND LEASED PREMISES.............................................56
         17.1     Goals of Master Landlord, Landlord and Tenant..................................................56
         17.2     Cooperation Covenants of Tenant and its Subtenants.............................................56
         17.3     Businesses Within Research Center..............................................................57
         17.4     Use of University Facilities...................................................................57
         17.5     Cooperation Covenants Regarding Tenant.........................................................57
         17.6     Change In Use..................................................................................58

ARTICLE 18 - MISCELLANEOUS.......................................................................................58
         18.1     Landlord's Representations and Warranties......................................................58
         18.2     Tenant's Representations and Warranties........................................................59
         18.3     Survival of Representations, Warranties and Covenants..........................................60



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
         18.4     Further Assurances.............................................................................60
         18.5     Estoppel Certificate...........................................................................60
         18.6     Notices........................................................................................60
         18.7     Attorneys' Fees................................................................................62
         18.8     Headings.......................................................................................63
         18.9     Rights of Successors...........................................................................63
         18.10    Amendments in Writing..........................................................................63
         18.11    No Brokers.....................................................................................63
         18.12    Negation of Partnership........................................................................63
         18.13    Time of Essence................................................................................63
         18.14    Interpretation.................................................................................63
         18.15    Applicable Law; Severability...................................................................64
         18.16    Exhibits.......................................................................................64
         18.17    Short Form of Lease............................................................................64
         18.18    Hold as One Parcel; Reciprocal Easement Agreement..............................................64
         18.19    Landlord's Rights of Inspection................................................................64
         18.20    Nonmerger of Fee and Leasehold Estates.........................................................65
         18.21    Counterparts...................................................................................65
         18.22    Interest On Past Due Obligations...............................................................65
         18.23    Holding Over...................................................................................65
         18.24    Owner Trustee..................................................................................65
         18.25    MiniMed As Third Party Beneficiary.............................................................65
         18.26    Automatic Amendment of this Lease..............................................................66



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                                    EXHIBITS


Exhibit A                    -        Legal Description of the Leased Premises

Exhibit B                    -        Site Plan

Exhibit C                    -        Memorandum of Lease

Exhibit D                    -        Rent Schedule

Exhibit E                    -        Estoppel Certificate

Exhibit F                    -        Allowed Uses


Schedule 18.26

                                 GROUND SUBLEASE

                               Parcels 1, 2 and 3


         This Ground Sublease ("Lease") is dated for identification purposes as of the 18th day of May, 1999, and is entered into by and between the following (collectively, the "Parties"): NORTH CAMPUS-UNIVERSITY PARK DEVELOPMENT CORPORATION, a not-for-profit corporation ("Landlord"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1 ("Tenant").


                                    RECITALS

         A. Pursuant to those certain four master leases (the "Master Leases") each dated May 18, 1999, Landlord is the master tenant of certain real property comprised of four parcels, "Parcel 1", "Parcel 2" and "Parcel 3" (collectively, the "Leased Premises") and Parcel 4 located in the City of Los Angeles, and owned by the State of California under the administration of the Trustees of the California State University (the "Trustees").


         B. The Leased Premises collectively are approximately 19 acres, and will be developed in accordance with this Lease as a research and development center consisting of a conference center and central plant, manufacturing, research and development, and general business facilities; such initial development is referred to herein as "Phase A".

         C. The Leased Premises are Parcels 1, 2 and 3, and are legally described in the attached legal description, Exhibit A, and depicted on the Site Map, Exhibit B; the Site Map also depicts Parcel 4.

         D. The Trustees, Landlord and MiniMed Inc., a Delaware corporation ("Minimed"), entered into that certain Agreement to Lease dated May ___, 1999, pursuant to which Landlord has agreed to lease to MiniMed or a special purpose entity or trust formed or operated for financing purposes ("SPE"), and MiniMed has agreed to lease (or to cause its assignee to lease) from Landlord, upon the satisfaction of certain conditions precedent, Parcel 4. The Agreement to Lease provides that if MiniMed or an SPE has not leased Parcel 4 on or before June 30, 2005, then the Agreement to Lease shall terminate and be of no further force or effect, and thereafter MiniMed and, if



                                       1
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applicable, its assignee shall have no further rights in Parcel 4.

         E. On June 17, 1998, the City of Los Angeles, a Charter City and municipal corporation of the State of California (the "City"), and the Trustees of the California State University System (the "Master Landlord"), have entered into that certain Joint Powers Agreement (the "JPA"). Pursuant to the JPA, among other things, the City and Master Landlord clarified certain jurisdictional issues relating to this Lease.

         F. Landlord and MiniMed have agreed that MiniMed will be responsible to pay for and to construct certain of those mitigation measures applicable to this project as identified in Attachment No. 6 to the JPA and/or as required by the Trustees of the California State University as identified in Attachment No. 5 to the JPA, and that Landlord and MiniMed will share the cost of such mitigation measures; Landlord's payment for such mitigation measures will be by way of Rent credits, which are reflected in the Rent Schedule, as set forth at Article 4.

         G. If MiniMed and/or one of its affiliated entities succeeds to the interest of Tenant under this Lease, then in connection with the financing of the construction of the Improvements, MiniMed and/or one or more of its affiliated entities may enter into a synthetic lease financing transaction, pursuant to which a special purpose entity or trust formed or operated for financing purposes shall become Tenant hereunder pursuant to a novation, assignment or similar mechanism.

         H. Prior to the date hereof, MiniMed has delivered to Landlord a guarantee of Tenant's obligations hereunder.

         NOW, THEREFORE, in consideration of the payments to be made hereunder and the covenants and agreements contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the real property hereinafter defined as the "Leased Premises" upon the following terms and conditions.


                             ARTICLE 1 - DEFINITIONS

         1.1 Additional Rent. The term "Additional Rent" means all sums of money required to be paid pursuant to the terms of this Lease other than Rent including but not limited to the sums to be paid pursuant to Section 6.6(b) (regarding liens), Section 10.1(a) (regarding Impositions), and Section 14.3 (regarding self help).

         1.2 Affiliate. The term "Affiliate" as used herein shall mean any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with another person, which, in the case of a partnership, shall



                                       2
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include each of the general partners thereof. The term control, as used in the immediately preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person. If MiniMed is Tenant, the term "Affiliate" shall also mean a general partnership of which MiniMed or Alfred E. Mann is a general partner, or any entity of which MiniMed Inc. or Alfred E. Mann owns a 20% or greater equity interest; provided that such partnership or other entity is engaged in the business or businesses as permitted pursuant to Section 5.1(b) below.

         1.3 Agreed Rate. The term "Agreed Rate" as used herein shall mean an annual rate of interest equal to the lesser of (i) two percent (2%) above the rate of interest announced from time to time by the Bank of America, Downtown Los Angeles, Main Branch, as the prime or reference rate (or, in the event said bank ceases to announce a prime or reference rate or is acquired or ceases operations and there is no successor bank, another established and financially secure commercial bank, having a headquarters in California, selected by Landlord), or (ii) the highest rate permitted by law, if any.

         1.4 Building. The term "Building" shall mean and refer to each of the structures designed for occupancy within the Leased Premises.

         1.5 Commencement Date. The Commencement Date is the date that this Lease is executed by Landlord.

         1.6 Construction Loan. The term "Construction Loan" as used herein shall mean and refer to a construction loan made by a construction Lender to Tenant for the development and construction of all or a portion of the Improvements contemplated for the Leased Premises by this Lease.

         1.7 CPI. The term "CPI" as used herein shall mean the Consumer Price Index [All Urban Consumers] (base year 1982-84 = 100) for the Los Angeles-Long Beach area published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is changed so that the base is changed from 1982-84 = 100, the CPI shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued or revised during the Term, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the CPI had not been discontinued or revised. If there is no such replacement, then Landlord and Tenant shall select another price index which is satisfactory to both.

         1.8 Default(s). The term "Default(s)" as used herein shall have the meaning



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described in Section 14.1.

         1.9 Environmental Laws. The term "Environmental Laws" means any federal, state or local environmental, health and/or safety-related law, rule, regulation, requirement, order, ordinance, directive, guideline, permit or permit condition, currently existing and as amended, enacted, issued or adopted in the future. The term Environmental Laws includes, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and similar state or local laws.

         1.10 Fair Market Rent. "Fair Market Rent" means the prevailing market rent being paid for real property comparable to the Leased Premises and for the industrial uses permitted under this Lease, unencumbered by the Improvements, but without considering the actual Rent of the Leased Premises pursuant to this Lease.

         1.11 Force Majeure Events. The term "Force Majeure Events" shall have the meaning described in Section 14.8.

         1.12 Governmental Restrictions. The term "Governmental Restrictions" as used herein shall mean and include any and all laws, statutes, official policies, ordinances, codes, formal decrees, rulings, regulations, writs, injunctions, orders, rules, conditions of approval or authorizations of any governmental entity, agency or political subdivision, now in force or hereafter adopted, which are applicable to the Leased Premises or the use thereof as of the date such term is being applied.

         1.13 Hazardous Materials. The term "Hazardous Materials" as used herein shall have the meaning set forth in Section 6.7(c).

         1.14 Improvements. The term "Improvements" shall mean and include all grading done on the Leased Premises as well as all Buildings, structures, fixtures, excavation, parking areas, walkways, drives, landscape areas, underground installations and all other improvements of whatsoever character constructed on, around, under or over the Leased Premises by Tenant pursuant to this Lease.

         1.15 JPA. The term "JPA" refers to that certain Joint Powers Agreement between the Master Landlord and the City of Los Angeles, dated June 17, 1998, including all exhibits, amendments, restatements, extensions and modifications thereof, and any successor agreement thereto.

         1.16 Leased Premises. The term "Leased Premises" as used herein shall have the meaning described in Article 2 below.



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

         1.17 Leasehold Mortgage. The term "Leasehold Mortgage" shall mean any mortgage, deed of trust, assignment and leaseback for financing purposes, or synthetic lease transaction or other established method of securing real property financing, including the deeds of trust securing the Construction Loan(s) and any permanent loan.

         1.18 Lease Year. The term "Lease Year" as used herein shall mean each of the consecutive twelve (12) calendar month periods beginning on the first day of the first calendar month following the Commencement Date unless the Commencement Date falls on the first day of a calendar month, in which event the Lease Year shall commence on the Commencement Date.

         1.19 Lender. The term "Lender" shall mean the owner and holder of any Leasehold Mortgage permitted by this Lease.

         1.20 Losses and Liabilities. The term "Losses and Liabilities" as used herein shall mean all liabilities, claims, losses, causes of action, charges, penalties, damages, costs and expenses (including reasonable attorneys' fees and costs), of whatsoever character, nature and kind, whether to property or person, whether by direct or derivative action, and whether known or unknown, suspected or unsuspected, latent or patent.

         1.21 Mortgage. The term "Mortgage" as used herein shall mean and include any mortgage, deed of trust, monetary lien, financing conveyance or other voluntary monetary lien of any kind and all appropriate modes of financing real estate construction, development and ownership, including a sale and leaseback, and corporate financing structured as a lease, commonly referred to as "synthetic leasing".

         1.22 Parcel or Parcels. The term "Parcel" shall refer to one of Parcel 1, Parcel 2, Parcel 3 or Parcel 4. The term "Parcels" shall refer to Parcel 1, Parcel 2, Parcel 3 and Parcel 4 collectively.

         1.23 Party or Parties. The term "Party" shall refer to one of Landlord or Tenant; the term "Parties" shall refer to both Landlord and Tenant.

         1.24 Permitted Exceptions. As used herein the term "Permitted Exceptions" means (a) a lien to secure payment of real estate taxes due but not yet payable, (b) item 5 of the Preliminary Title Report dated February 3, 1999, Order No. 8132884-X52, issued by the Title Insurer, and (c) such other matters as may be approved by Tenant in writing in its sole and absolute discretion.

         1.25 Plans. The term "Plans" as used herein shall mean the plans referenced in Section 6.2.



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

         1.26 Rent. The term "Rent" as used herein shall have the meaning described in Section 4.2.

         1.27 Representatives. The term "Representatives" as used herein shall mean the agents, contractors, employees and (with respect to Master Landlord and Landlord only) students or faculty of the referenced entity (to the extent acting on behalf of such entity and within the scope of its employment or contract).

         1.28 Research Center. The term "Research Center" shall refer to the Improvements to be constructed on the Leased Premises pursuant to this Lease.

         1.29 Site Plan. The "Site Plan" as used herein shall mean and refer to the preliminary Site Plan attached hereto as Exhibit B, as it may be amended from time to time in accordance with the terms of this Lease.

         1.30 Sublease(s); Subtenant. The term "Sublease(s)" as used herein shall mean subleases and any other like agreements between Tenant and Subtenant (including, but not limited to, any subleases which are subordinate to this Lease (i.e., such as a sublease between Subtenant and its Subtenants)). The term "Subtenant" or "Sublessee" as used herein shall mean the subtenant or other corresponding party under any Sublease.

         1.31 Term. The term "Term" as used herein shall mean the term of this Lease as described in Section 3.1 below.

         1.32 Title Insurer. The term "Title Insurer" as used herein shall mean the Chicago Title Insurance Company.

         1.33 Title Policy. The term "Title Policy" as used herein shall mean and include the most current form of ALTA owner's policy of title insurance, dated as of the Commencement Date, and with liability in the amount of $65,000,000.00, insuring Tenant as the owner of the leasehold estate under the Lease, subject only to the Permitted Exceptions, together with such endorsements as required by Tenant.

         1.34 Transfer Documents. The term "Transfer Documents" as used herein shall have the meaning described in Section 9.2.

         1.35 Transfer/Transferee. The term "Transfer" as used herein shall mean and include any conveyance, transfer, sale, assignment, lease, Sublease, license, concession, franchise, gift, hypothecation, Mortgage, pledge, encumbrance, or the like, to any person or entity ("Transferee"), excluding any Leasehold Mortgage which encumbers Tenant's leasehold estate created by this Lease.

         1.36 Uncured Default(s). The term "Uncured Default(s)" as used herein shall have the meaning described in Section 14.2(c).

         1.37 University. The term "University" as used herein shall mean the university campus at California State University, Northridge.

                           ARTICLE 2 - LEASED PREMISES

         2.1 Leased Premises. The premises demised and leased hereunder ("Leased Premises") consist of the real property located in the City, County of Los Angeles, State of California, referred to as Parcels 1, 2 and 3, and more particularly described in the legal description for that Parcel attached hereto as Exhibit A, and depicted on Exhibit B, the Site Map, together with all buildings, structures, improvements and fixtures now located thereon and all right, title and interest of Landlord in and to all rights of way or use, servitudes, licenses, easements, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the use of such real property during the Term, including, but not limited to, any easements granted to Tenant pursuant to
Section 5.6.

         2.2 Leased Premises; Condition of Premises; Zoning. Prior to the Commencement Date, Tenant, at Tenant's sole expense, shall have investigated and approved the physical condition of, and the condition of title with respect to, the Leased Premises. Tenant acknowledges and agrees that Landlord makes no representation or warranty, express or implied, written or oral, with respect to the condition of the Leased Premises or its fitness or availability for any particular use. Landlord shall provide the Title Policy (Landlord shall pay for the CLTA portion of the Title Policy), insuring Tenant as the owner of the leasehold estate under the Lease, subject only to the Permitted Exceptions. Should Tenant determine during the excavation phase for the construction of the Improvements that the physical condition of the Leased Premises is not as anticipated, Tenant shall have a special right of termination as provided at
Section 4.6.

         2.3 North Campus Library Annex . One of the buildings on the Leased Premises as of the Commencement Date is the North Campus Library Annex (the "Annex"). Landlord acknowledges and agrees that Tenant may use the Annex for any of the Allowed Uses set forth at Exhibit F, and subject to Section 6.2 may make whatever changes, structural modifications, or improvements as are required to make the structure suitable for Tenant's purposes. From and after June 1, 1999 until the expiration of the Term (including any extensions of the Term in accordance with Article 3 of this Lease) or earlier termination of this Lease, Tenant shall have the right, but not the obligation (in its sole discretion), to demolish and remove the Annex at Tenant's sole cost and expense, provided, however, that if Tenant has not demolished the Annex on or before July 1, 2001, Tenant shall ensure that the exterior of the Annex is in a clean and well kept condition.


                                ARTICLE 3 - TERM

         3.1 Initial Term. The Term of this Lease shall be that period of time beginning on the Commencement Date and ending at midnight on December 31, 2039, unless the Term of this Lease is sooner terminated or extended as provided for herein.

         3.2 Options to Extend.

             (a) Tenant with the prior written consent of Landlord, which consent shall not be unreasonably withheld, may extend the original Term of this Lease, subject to all the provisions of this Lease including but not limited to provisions for increases in Rent, for one (1) additional period of ten (10) years, followed by six (6) additional periods of five (5) years each, each such period commencing upon the expiration of the term of the immediately preceding period. With respect to each such extended term, Tenant shall give Landlord written notice (in the manner prescribed by Section 18.6) of Tenant's intention to exercise said option not more than thirty (30) months and not less than twenty four (24) months before the end of the Term then in effect. Within sixty
(60) days after Landlord's receipt of said notice, Landlord shall advise Tenant in writing whether Landlord consents or does not consent to such extended term. If Landlord does not consent to such extended term, Landlord's written notice shall state the reasons for withholding consent. Landlord's failure to respond within sixty (60) days after its receipt of Tenant's notice of intention to exercise its option shall be deemed to be a grant of consent. If Landlord does not consent to such extended term, then such refusal shall be considered to be Landlord's notice to terminate this Lease as provided below at Section 4.5, Landlord's Special Right of Termination, and Tenant may exercise those rights provided to Tenant by said Section 4.5. After the valid exercise of any option to extend, all references in this Lease to the Term hereof shall be considered to mean the Term as extended, and all references to the end of the Term shall be considered to mean the end of the Term as extended.

             (b) Tenant's right to exercise the option to extend for each period is subject to satisfaction of the following conditions precedent: (i) this Lease shall be in effect at the time notice of exercise of an option to extend is given and on the last day of the Term of the Lease prior to its extension; and
(ii) Tenant shall not be in Default under any provision of this Lease at the time notice of exercise of the option is given nor shall an Uncured Default exist as of the last day of the Term prior to its extension.

         3.3 Possession; Covenant of Quiet Enjoyment.

             (a) Sole possession of the Leased Premises shall be delivered to Tenant on the Commencement Date free and clear of any other tenancies or rights of occupancy or use, and Tenant shall take possession as of that date.

             (b) Landlord covenants that, subject to the limitations expressly set forth herein, Tenant, upon Tenant's timely payment of the Rent and performance of Tenant's covenants and obligations under this Lease, may quietly have, hold, and enjoy the Leased Premises during the Term of this Lease, without hindrance or interruption by Landlord or anyone claiming by or through Landlord, subject to Landlord's right to enter upon the Leased Premises as expressly provided herein.


                            ARTICLE 4 - RENT PAYMENTS

         4.1 Rent. The Rent payable for each Lease Year (the "Rent") shall be as set forth in the Rent Schedule, Exhibit D hereto. Beginning on January 1, 2000, the Rent shall be paid in advance in twelve (12) equal monthly installments payable on or before the first day of each calendar month during the Term.

         4.2 Adjustments to Rent.

             (i) As of January 1, 2010 (the "First Adjustment Date") and as of the commencement of each five (5) year anniversary of the First Adjustment Date (each such date is referred to as a "Rent Adjustment Date") through and including the twenty-fifth (25th) anniversary of the First Adjustment Date, the Rent then in effect shall be raised by increases in the CPI as provided in this Section, but in no event less than the Rent for the prior Lease Year, nor more than 110% of the Rent for the prior Lease Year. For purposes of this adjustment, the "base month" shall be December 1999, and the "adjustment month" shall be the calendar month immediately prior to each Rent Adjustment Date. The increase shall be calculated by multiplying the Rent by a fraction in which the numerator is the CPI for the adjustment month and the denominator is the CPI for the base month, and Rent so calculated shall commence effective as of that Rent Adjustment Date.

             (ii) Effective January 1, 2040, the Rent then in effect shall be adjusted to equal the Fair Market Rent as of such adjustment date without any limitation on the percentage of such adjustment; provided, however, that in no event shall the adjusted Rent be less than the Rent for the prior Lease Year.

             (iii) Effective January 1, 2045, and as of each Rent Adjustment Date thereafter, the Rent then in effect shall be raised by increases in the CPI as provided in Section 4.2(i) above as of such Rent Adjustment Date, but in no event shall the adjusted Rent be less than the Rent for the prior Lease Year, nor more than 110% of the Rent for the prior Lease Year.

             (iv) If the Fair Market Rent has not been determined as of January 1, 2040, Tenant shall continue to pay Rent in an amount equal to the Rent due prior to the Rent Adjustment Date. If the Rent as adjusted is higher than the prior Rent, the excess amount shall be payable ten (10) days after determination of the Fair Market Rent as provided below, with interest at the Agreed Rate from the date such Rent was due until paid.

             (v) In addition, the Rent may be adjusted should Landlord determine to pay all or a portion of "Landlord's Portion" as provided below at Section 6.5(b).

         4.3 Fair Market Rent. The amount of Fair Market Rent, if not otherwise agreed to by the parties, shall be resolved by Mediation and, if such Mediation does not result in an agreement as to such Fair Market Rent, then by Arbitration in accordance with the procedures set forth below. THE ONLY ISSUE TO BE DETERMINED BY SUCH PROCEDURES IS THE AMOUNT OF FAIR MARKET RENT AS REQUIRED UNDER SECTION 4.2 ABOVE AND NO OTHER ISSUE.

             (a) Mediation. 90 days prior to the Rent Adjustment Date, and at the request of Tenant between 28 and 22 months prior to January 1, 2040 (i.e., between August 1, 2037 and March 1, 2038), Landlord shall deliver to Tenant its valuation of the Fair Market Rent for the Leased Premises, together with such assumptions and data sufficient to provide Tenant with an understanding of how Landlord arrived at such valuation. If Tenant does not respond to Landlord's valuation within ninety (90) calendar days, then Landlord's determination shall be final. If Tenant disagrees with Landlord's valuation, then Tenant shall deliver to Landlord its valuation of the Fair Market Rent for the Leased Premises, together with such assumptions and data as are sufficient to provide Landlord with an understanding of how Tenant arrived at its valuation. If the parties are unable to agree upon the Fair Market Rent within sixty (60) days of Landlord's receipt of Tenant's valuation, then Landlord shall call a special meeting to be held at a mutually convenient time within sixty (60) days of Landlord's receipt of Tenant's valuation.

                 (i) Special Meeting. Landlord shall attempt to employ the services of a third person mutually acceptable to the parties to conduct such mediation within 5 days of his or her appointment. Landlord shall arrange for the special meeting to be attended by the independent mediator, and shall provide the independent mediator with Landlord's and Tenant's valuations of the Fair Market Rent for the Leased Premises, together with their respective assumptions and data as are sufficient to provide the independent mediator with an understanding of how Landlord and Tenant arrived at their valuations. The meeting shall be held within five (5) working days of a written request for the meeting. The meeting shall be attended by representatives of Landlord, the Tenant and any experts involved, and the independent mediator, who shall conduct the special meeting in accordance with American Intermediation Service procedures. The costs of the mediator shall be shared equally by Landlord and Tenant.

                 (ii) The proceedings under this Section shall be subject to California Evidence Code Sections 1152 and 1152.5. By executing this Lease, the parties agree that Section 1152.5 of the Evidence Code shall apply to the special meeting and mediation and further agree to abide by subparagraphs (a) and (b) of that section, which provide as follows:

                 (iii) Subject to the conditions and exceptions provided in this section, when persons agree to conduct and participate in a mediation for the purpose of compromising, settling, or resolving a dispute:

                       (1) Evidence of anything said or of any admission made in the course of the mediation is not admissible in evidence, and disclosure of any such evidence shall not be compelled, in any civil action or applicable arbitration in which, pursuant to law, testimony can be compelled to be given.

                       (2) Unless the document otherwise provides, no document prepared for the purpose of, or in the course of, or pursuant to, the mediation, or copy thereof, is admissible in evidence, and disclosure of any such document shall not be compelled, in any civil action in which, pursuant to law, testimony can be compelled to be given.

                 (iv) Subdivision (iii) does not limit the admissibility of evidence if all persons who conducted or otherwise participated in the mediation consent to its disclosure.

                 (v) If, as a result of the mediation, an agreement as to Fair Market Rent is reached, then the parties also agree that the mediator shall be appointed an arbitrator for the sole purpose of signing the mediation agreement; that the mediation agreement shall have the same force and effect as an arbitration award; and that judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

                 (vi) If, as a result of the mediation, an agreement as to Fair Market Rent is not reached, then the parties shall resolve the issue by arbitration, as set forth below.

                 (vii) If the parties are unable to agree on the third person to be selected pursuant to subparagraph (i) above, or, if on completion of such mediation, the parties are unable to agree and settle the dispute, then the dispute shall be referred to arbitration in accordance with paragraph (b) below.

             (b) ARBITRATION OF DISPUTE AS TO FAIR MARKET RENT. TENANT AND LANDLORD SHALL APPOINT A TOTAL OF THREE (3) INDEPENDENT APPRAISERS, WHO SHALL BE MEMBERS (M.A.I.) OF THE APPRAISAL INSTITUTE, OR IF SUCH INSTITUTE DOES NOT EXIST, THEN A COMPARABLE ORGANIZATION, TO APPRAISE THE FAIR MARKET RENT OF THE LEASED PREMISES. ONE (1) APPRAISER SHALL BE APPOINTED BY TENANT AND ONE (1) BY LANDLORD WITHIN THIRTY (30) DAYS OF THE FAILURE OF MEDIATION. THE THIRD APPRAISER SHALL BE SELECTED BY THE APPOINTED APPRAISERS. IF EITHER PARTY SHALL FAIL TO TIMELY APPOINT AN APPRAISER, THE APPOINTED APPRAISER SHALL SELECT THE SECOND APPRAISER WITHIN TEN (10) DAYS AFTER SUCH PARTY'S FAILURE TO SO APPOINT. IF THE TWO (2) APPRAISERS SO DETERMINED SHALL BE UNABLE TO AGREE ON THE SELECTION OF A THIRD APPRAISER, THEN EITHER APPRAISER WITHIN THIRTY (30) DAYS OF THEIR BEING APPOINTED, ON BEHALF OF BOTH, MAY REQUEST THE ASSOCIATION OR ORGANIZATION OF MAI APPRAISERS OF WHICH SUCH APPRAISER IS A MEMBER TO MAKE SUCH APPOINTMENT (OR, IF SUCH ORGANIZATION OR ASSOCIATION SHALL DECLINE TO MAKE SUCH APPOINTMENT, EITHER PARTY MAY APPLY TO THE AMERICAN ARBITRATION ASSOCIATION, LOS ANGELES, CALIFORNIA, OR TO ANY COURT IN LOS ANGELES COUNTY, CALIFORNIA TO MAKE SUCH APPOINTMENT). IT IS SPECIFICALLY CONTEMPLATED AND AGREED BETWEEN THE PARTIES THAT THE PROVISIONS OF SECTION 1283.05 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE ARE INCORPORATED HEREIN. SUCH APPRAISERS SHALL DETERMINE THE FAIR MARKET RENT OF THE LEASED PREMISES AFTER AT LEAST ONE NOTICED HEARING AT WHICH LANDLORD AND TENANT ARE GIVEN THE OPPORTUNITY TO PRESENT THEIR DETERMINATION OF THE FAIR MARKET RENT TOGETHER WITH THEIR SUPPORTING ASSUMPTIONS AND DATA. THE FAIR MARKET RENT OF THE LEASED PREMISES SHALL BE THE AVERAGE OF THE VALUATIONS OF THE RENT AS DETERMINED BY SUCH THREE (3) APPRAISERS; PROVIDED, HOWEVER, THAT IF ANY SUCH VALUATION DEVIATES MORE THAN TEN PERCENT (10%) FROM THE MEDIAN OF SUCH VALUATIONS, THE FAIR MARKET RENT OF THE LEASED PREMISES SHALL BE THE AVERAGE OF THE TWO (2) CLOSEST SUCH PROPOSALS. UNLESS OTHERWISE INDICATED IN THIS LEASE, THE COST OF THE ARBITRATION SHALL BE BORNE EQUALLY BY TENANT AND LANDLORD.

         NOTICE: BY INITIALLING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISIONS DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL BY INITIALLING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


                 -------------------             -----------------
                 LANDLORD'S INITIALS             TENANT'S INITIALS

         4.4 Additional Rent . In addition to the Rent, Tenant shall pay or cause the Additional Rent to be paid throughout the Term. Additional Rent shall constitute rent payable hereunder except that unless specifically indicated in this Lease such amounts shall be paid directly to the party to whom such amount is owed, not Landlord, unless such amount has been paid by Landlord pursuant to
Article 14, in which case such amount shall be paid to Landlord.

         4.5 Landlord's Special Right to Terminate Lease. From and after January 1, 2040, Landlord may terminate this Lease upon ten (10) years prior written notice (the "Notice to Quit"), which Notice to Quit may not be given prior to January 1, 2040. Landlord's notice that it is withholding its consent to Tenant's election to exercise its Option to extend the Term of this Lease pursuant to Section 3.2 above shall also constitute Landlord's Notice to Quit pursuant to this Section. Thereafter, Tenant shall notify Landlord in writing of the date it will quit the Leased Premises, which date shall be the later of (i) January 1, 2043, or (ii) the first anniversary of the date Landlord received Tenant's notice of the date it will vacate the Leased Premises, or (iii) the date specified by Tenant in its notice, and this Lease shall terminate as of that date. In any event Tenant shall vacate the Leased Premises, and this Lease shall terminate, on or before the tenth anniversary of the date Tenant received the Notice to Quit. Upon vacation of the Leased Premises by Tenant, Landlord shall purchase the Buildings on the Leased Premises at their fair market value as of the date of vacation, such payment to be due and payable within 60 days after Tenant's vacation of the Leased Premises.

Amounts not paid when due shall bear interest at the Agreed Rate. The fair market value of the Buildings shall be determined by mediation, then arbitration in accordance with the procedures provided in Section 4.3 above.

         4.6 Tenant's Special Rights to Terminate Lease.

             (a) Termination Because of Unanticipated Condition. If during the construction phase of the construction of the Improvements on the Leased Premises (or on Parcel 4) Tenant (or the tenant under the sublease for Parcel 4) discovers an unanticipated physical condition (whether natural or not) which substantially interferes with the construction of the Improvements on the Leased Premises (the "Condition"), Tenant shall immediately notify Landlord of the nature and location of the Condition discovered and shall include all findings and reports of Tenant's consultants. For a period of sixty (60) days thereafter Tenant shall undertake to perform such tests as are required and to prepare estimates of the cost to remediate the Condition, and shall apprise Landlord on a weekly basis of the results of its tests, and when available, a detailed, good faith estimate of the cost required to remediate the Condition prepared by Tenant's consultants. Said estimate shall be subject to reasonable review and approval by Landlord. If Tenant's estimate of the cost to remediate the Condition is in the aggregate less than $500,000, then Tenant shall undertake to perform the remediation in a continuous and diligent manner; if the actual costs to remediate the Condition are in excess of $500,000, Tenant shall be responsible to pay such overage. If Tenant's estimate of the cost to remediate the Condition is in the aggregate greater than $500,000 for the Leased Premises, then Tenant may terminate this Lease by written notice (the "Notice to Terminate"), such notice to be effective ninety (90) days after Landlord's receipt of it. Upon receipt of the Notice to Terminate, Landlord may determine to fund the overage of the cost to remediate and shall so advise Tenant in writing (the "Notice to Proceed"). The Notice to Proceed shall be delivered to Tenant prior to the 90th day after Landlord's receipt of Tenant's notice to terminate, and upon Tenant's receipt of the Notice to Proceed, Tenant's Notice to Terminate shall be void and this Lease shall remain in effect. Thereafter, Tenant shall undertake the remediation of the Condition, shall pay the first $500,000 of the cost of the remediation and Landlord shall be responsible for the overage up to the Landlord's Share including interest at the Agreed Rate, which overage shall, at Landlord's election, be funded by Tenant and repaid with credits against the Rent. If the actual cost to remediate the Condition is, or after commencement of the remediation is anticipated to be, in excess of the amount which Landlord is willing to contribute plus $500,000, either party may by written notice to the other terminate this Lease, effective 30 days after receipt by the other party, the parties shall share equally in the cost to rough grade the Leased Premises to approximate its original condition, and thereafter the parties shall have no further liabilities one to the other.

             (b) Termination Because of Increased Rent. If the Rent as adjusted on January 1, 2040, is greater than 110% of the Rent in effect immediately prior to such adjustment, Tenant may terminate this Lease by delivering to Landlord written notice of its intention to terminate this Lease on or before January 1, 2041. Such notice shall state the date upon which Tenant will vacate the Leased Premises and the Lease will terminate, which date shall not be prior to January 1, 2043, and not later than January 1, 2050. Upon termination of the Lease in accordance with this Section and vacation of the Leased Premises by Tenant, Landlord shall purchase the Buildings on the Leased Premises at their fair market value as of the date of vacation, such payment to be due and payable within 60 days after the date of vacation. Amounts not paid when due shall bear interest at the Agreed Rate. The fair market value of the Buildings shall be determined by mediation, then arbitration in accordance with the procedures provided in Section 4.3 above.

         4.7 Miscellaneous. All payments of Rent shall be made to Landlord as they become due in lawful money of the United States of America in cash or by corporate check drawn on sufficient available funds, at such place as is designated herein by Landlord for the receipt of notices or such other place as shall be designated to Tenant by Landlord in writing from time to time.

         4.8 Triple Net Lease; No Counterclaim, Abatement, etc.. All Rent shall be paid absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount of the installments of all Rent throughout the Term, and (unless otherwise expressly provided herein) shall be paid without assertion of any counterclaim, setoff, deduction or defense and, except as otherwise expressly provided herein, without abatement, suspension, deferment, diminution or reduction. Under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any obligation or liability hereunder, except as herein expressly set forth. Except as otherwise expressly provided herein, this Lease shall continue in full force and effect, and the obligations of Tenant hereunder shall not be released, discharged or otherwise affected, by reason of: (a) any damage to or destruction of the Leased Premises or Improvements or any part thereof or any Taking of the Leased Premises or the Improvements or any part thereof; (b) any restriction or prevention of or interference with any use of the Leased Premises or the Improvements or any part thereof which materially interferes with Tenant's possession or use of the Leased Premises (other than a breach of Landlord's covenant of quiet enjoyment set forth at Section 3.3); (c) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other proceeding relating to Landlord, or any action taken with respect to this Lease by any trustee or receiver of Landlord with respect to this Lease by any trustee or receiver of Landlord, or by any court, in any proceeding; (d) any claim which Tenant has or might have against Landlord; (e) any failure on the part of Landlord to perform or comply with any of the terms hereof or of any other agreement with Tenant; or (f) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, in each case, whether or not Tenant shall have notice or knowledge of any of the foregoing. Except as expressly provided in this Lease, the obligations of Tenant shall be separate and independent covenants and agreements.


                     ARTICLE 5 - USE OF THE LEASED PREMISES,
                       MAINTENANCE AND HAZARDOUS MATERIALS

         5.1 Use of the Leased Premises.

             (a) General. Tenant covenants and agrees for itself, its successors and assigns, which covenants shall run with the land and bind every successor or assign in interest of Tenant, that during development and use of the Leased Premises pursuant to this Lease, neither the Leased Premises nor any portion thereof shall be improved, used or occupied in violation of any Governmental Restrictions or the Master Leases.

             (b) Research and Development Center. During the Term, Tenant and any of its Sublessees or Subtenants shall use the Leased Premises only for those Allowed Uses as set forth at Exhibit F, attached hereto.

             (c) Conference Center. As part of the Improvements to be constructed on the Leased Premises, the Tenant shall construct a conference facility. In the design of the conference rooms and facilities within the conference facility, Tenant shall give due consideration to the needs of the University as expressed by Landlord. For so long as Tenant maintains such conference facility on the Leased Premises, Landlord, Master Landlord and their permittees (including but not limited to faculty, staff and students) shall enjoy the use of the Conference Center jointly with Tenant and its Subtenants on a noninterfering basis, under the control of Tenant, and in accordance with "Conference Center and University Use Guidelines" to be negotiated and agreed to by the parties within one hundred eighty (180) days after the Commencement Date. Once agreed to, the Conference Center and University Use Guidelines may only be amended by written agreement between Master Landlord and Tenant. Nothing contained in this Lease shall be interpreted to prevent Tenant from charging user fees for the use of the Conference Center or other portions of the Improvements, or Landlord from charging user fees for the use of University facilities, in accordance with a user-fee schedule to be negotiated between the parties.

         5.2 No use of Hazardous Materials on the Leased Premises. Tenant covenants and agrees that it shall not, and that any Sublease shall provide that the

Subtenant shall not, treat, use, store, dispose, release, handle or otherwise manage Hazardous Materials (as defined in Section 6.7) on the Leased Premises except in connection with any construction, operation, maintenance or repair of the Improvements or in the ordinary course of its business, and that such conduct shall be done in compliance with all applicable federal, state and local laws, including all Environmental Laws. Tenant's violation of the foregoing prohibition shall constitute a breach hereunder and Tenant shall indemnify, hold harmless and defend the Landlord for such violation as provided below.

         5.3 Notice and Remediation by Tenant. Tenant shall promptly give the Landlord written notice of any reportable release of any Hazardous Materials, and/or any notices, demands, claims or orders received by Tenant from any governmental agency pertaining to Hazardous Materials which may affect the Leased Premises.

         5.4 Environmental Indemnity.

             (a) MiniMed agrees to indemnify, protect, defend, save and hold harmless Landlord and its successors and assigns, officers, members, directors, shareholders, and Representatives from and against any and all debts, duties, obligations (including any remediation obligations or clean up costs imposed by any Governmental Restrictions), liabilities, suits, claims, demands, penalties, fines, causes of action, damages, losses, costs and expenses, including, without limitation, attorneys' fees and expenses (and including any allocable costs of any of the foregoing parties' in-house counsel) arising on or accruing as a result of the presence, use, storage, handling, treatment, generation, release, discharge, refining, manufacturing, dumping or disposal of any Hazardous Materials (as defined in Section 6.7 of this Lease) or other kinds of contamination or pollutants of any kind into the air, soil, groundwater or surface water on, under, in or about the Leased Premises (whether legal or illegal, accidental or intentional), that is caused by MiniMed or its Representatives. The indemnity provided in this Section 5.4(a) shall survive the Termination of the Lease.

             (b) Landlord agrees to indemnify, protect, defend, save and hold harmless Tenant and MiniMed and all of their respective affiliates, successors and predecessors in interest, assigns, officers, members, directors, shareholders, and Representatives from and against any and all debts, duties, obligations (including any remediation obligations or clean up costs imposed by any Governmental Restrictions), liabilities, suits, claims, demands, penalties, fines, causes of action, damages, losses, costs and expenses, including, without limitation, attorneys' fees and expenses (and including any allocable costs of any of the foregoing parties' in-house counsel) (I) arising on or accruing during the period prior to the Commencement Date as a result of the presence, use, storage, handling, treatment, generation, release, discharge, refining, manufacturing, dumping or disposal of any Hazardous Materials (as defined in Section

6.7 of this Lease) or other kinds of contamination or pollutants of any kind into the air, soil, groundwater or surface water on, under, in or about the Leased Premises (whether legal or illegal, accidental or intentional), or (ii) arising on or accruing during the period from and after the Commencement Date as a result of the presence, use, storage, handling, treatment, generation, release, discharge, refining, manufacturing, dumping or disposal of any Hazardous Materials (as defined in Section 6.7 of this Lease) or other kinds of contamination or pollutants of any kind into the air, soil, groundwater or surface water on, under, in or about the Leased Premises (whether legal or illegal, accidental or intentional) that is caused by Master Landlord, Landlord or their Representatives. The indemnity provided in this Section 5.4(b) shall survive the Termination of the Lease.

         5.5 Termination; Subtenants. The agreements and obligations of Tenant under this Article 5 with regard to indemnification of Landlord shall survive the scheduled termination or sooner expiration of the Term for any reason, for five (5) years and all claims relating thereto must be delivered in writing to Tenant within such period. No action by any subtenant in violation of its sublease shall constitute a cause to terminate this Lease provided that Tenant diligently pursues its available remedies against such subtenant.

         5.6 Grant of Easements. Tenant may enter into agreements granting easements reasonably necessary for the development and operation of the Research Center provided they are limited to the expiration or sooner termination of this Lease, are subordinate to Master Landlord's fee interest, and will not interfere with any rights and remedies of Landlord hereunder. Tenant must obtain Landlord's prior written consent to any agreement that would grant an easement extending beyond the Term hereof, or that would interfere with any of Landlord's rights and remedies hereunder. A grant of easement made in accordance with this
Section 5.6 shall not be deemed a "Transfer" within the meaning of Section 9.2. Landlord agrees that it will not unreasonably withhold its consent to and will join in the execution of such easements over the Leased Premises as may be necessary to provide utilities to the Leased Premises; provided, Landlord shall not be obligated to incur any cost or expense in connection with such an easement and Tenant shall indemnify, defend and hold Landlord and Landlord's Representatives harmless from any Losses and Liabilities arising from the creation or use of such easements during the Term of this Lease.


                       ARTICLE 6 - CONSTRUCTION BY MINIMED

         6.1 Development of Improvements. MiniMed shall construct or cause to be constructed on the Leased Premises the improvements necessary for Tenant to develop and maintain its portion of the proposed Research Center on its Parcel, all in substantial conformity with the construction plans, drawings and related documents approved by Landlord pursuant to this Article 6. The Master Landlord has entered into a Joint Powers Agreement with the City which sets forth the jurisdiction of those parties with respect to the development of these Improvements. MiniMed agrees that it will implement the Mitigation Monitoring Plan, attached as Attachment No. 5 to the JPA, and those portions of the Mitigation Measures which the University has the obligation to perform pursuant to the Mitigation Monitoring Plan, and that it will cause the construction, use and occupancy of the Research Center to comply with the mitigation measures set forth in Attachment No. 6 attached to the JPA. Landlord hereby agrees to execute such assignments, applications or other instruments, as required to allow MiniMed, at its cost, to exercise the rights of Master Landlord pursuant to the JPA. The Parties and MiniMed acknowledge and agree that during the term of the JPA the standards set forth in the JPA are the standards to be applied with respect to this Lease for land use, environmental quality, building and design codes, seismic, life safety, and any other matters described in the JPA, and that no modification shall be made to the standards set forth therein without the written consent of each Party. The Parties acknowledge that in the future it may be necessary or desirable for Tenant or MiniMed to obtain, on a voluntary basis, certain permits, subdivision approvals, or other land use approvals, and if the Tenant or MiniMed, as applicable, so desires to process and obtain such approvals, Landlord agrees to cooperate and assist Tenant or MiniMed, as applicable, in the filing of such applications, including signing any such applications if required, in connection with the development of the Leased Premises.

         6.2 Conditions to Construction of Improvements. Before MiniMed begins construction of the Improvements on the Leased Premises, and before any building materials are delivered to the Leased Premises by MiniMed or under MiniMed's authority, and as a condition to MiniMed's right to proceed with the construction of the Improvements, MiniMed shall have complied with all of the conditions set forth in this Section 6.2.

             (a) Plans and Specifications.

                 (i) It is the intention of Landlord, MiniMed and Tenant that all Improvements within the Leased Premises be constructed, installed, erected, operated and maintained so that the Improvements shall be aesthetically and architecturally harmonious. Accordingly, except as otherwise provided hereinafter, all Improvements within the Leased Premises, including initial construction and any major alterations (but not including tenant improvements other than as may be requested by Landlord pursuant to Section 5.1(c)), additions, exterior remodeling or reconstruction of any Improvements following the initial construction thereof, shall be performed only in accordance with approved plans for such work as provided herein. As of the Commencement Date, the schematic design for the Research Center has been approved.

                 (ii) Prior to the commencement of the construction and/or installation of any Improvements whatsoever on the Leased Premises or any part thereof by Tenant, MiniMed or any Subtenant, MiniMed shall deliver to Landlord detailed plans through and including construction drawings (the "Plans") of scaled elevations, exterior design concepts, material selection and color for the exterior surfaces of the proposed Improvements (which Plans shall include a grading plan and/or a utility plan, to the extent applicable). Landlord shall in writing either approve or disapprove the Plans within thirty (30) days of the receipt thereof. If Landlord fails to approve or disapprove the Plans in accordance with the terms of this Lease within such thirty (30) day period, the Plans shall be deemed disapproved. Upon a deemed disapproval, Tenant or MiniMed may deliver a notice to Landlord which states that there has been a deemed disapproval, requesting that Landlord approve or disapprove the Plans, stating that Landlord must approve or disapprove the Plans within 15 days after Landlord's receipt of this notice, and that failure by Landlord to either approve or disapprove of the Plans within such 15 day period will result in deemed approval. If Landlord fails to approve or disapprove the Plans in accordance with the terms of this Lease within such fifteen (15) day period, the Plans shall then be deemed approved. Upon submission of any disapproval, Landlord shall inform Tenant and MiniMed in writing (the "Plan Disapproval Notice") of the reasons for disapproval with particularity and the required changes to the Plans. MiniMed shall have ten (10) business days from receipt of any Plan Disapproval Notice within which to notify Landlord that MiniMed agrees to make such changes or objects to any required changes. If MiniMed notifies Landlord within said 10-day period of its objections to the required changes, then Landlord and MiniMed agree to meet to discuss their differences within ten
(10) days after MiniMed gives such notice. Following such meeting, MiniMed shall revise such Plans and resubmit them to Landlord by the later of (i) thirty (30) days after receipt of the Plan Disapproval Notice, or (ii) ten (10) days after such meeting, unless the nature of such changes requires a longer period of time, in which case MiniMed shall resubmit said Plans or other submissions as soon as possible, and, in any case, no later than seventy-five (75) days after receipt of the Plan Disapproval Notice. Any resubmissions by MiniMed shall be approved or disapproved and revised within the times set forth herein with respect to the initial submission. Landlord shall not disapprove of any Plans for design or aesthetic reasons if the same are compatible and/or in substantial conformity with the general architectural design, aesthetic quality, and exterior materials of Improvements previously approved by Landlord and are a logical evolution of the previously approved schematic design. Landlord shall exercise its discretion with respect to approval or disapproval of any such plans in a reasonable and uniform manner.

                 (iii) Upon the completion of the initial construction and installation of any Improvements, the same shall not be thereafter materially changed or materially altered without the prior written approval of Landlord if such changes or alterations would substantially modify the exterior appearance of such Improvements, which approval shall be sought pursuant to the terms set forth above and shall not be unreasonably withheld in accordance with the criteria set forth above. Landlord shall not withhold or delay its approval of any proposed changes or alterations to any Improvements which are consistent with the architectural design, aesthetic quality, and exterior materials of Improvements existing at the Leased Premises and previously approved by Landlord. In addition, Landlord shall have no approval rights with respect to changes to exterior plans or materials which are required by any governmental authority. Nothing herein shall require Tenant or MiniMed to obtain Landlord's approval of the interior designs of the Improvements.

                 (iv) During the preparation of any revisions to the Plans or the preparation of any other submissions, Landlord and MiniMed shall hold progress meetings to coordinate the preparation, submission and review thereof. Landlord and MiniMed shall communicate and consult informally as frequently as is necessary to ensure that the formal submission of all documents and Plans to Landlord shall receive reasonably prompt and speedy consideration.

             (b) Site Plan. The Parties and MiniMed acknowledge that the preliminary Site Plan attached to this Lease as Exhibit B is a conceptual Site Plan of the Research Center, which Site Plan is hereby approved by Landlord. Any material modifications to the Site Plan shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld or delayed. In the event MiniMed submits a revised Site Plan to Landlord, Landlord shall approve or disapprove the revised Site Plan within forty five (45) days of MiniMed's submittal. If Landlord fails to approve or disapprove the revised Site Plan in accordance with the terms of this Lease within such forty five (45) day period, the revised Site Plan shall be deemed disapproved. Upon a deemed disapproval, MiniMed may deliver a notice to Landlord which states that there has been a deemed disapproval, requesting that Landlord approve or disapprove the Site Plan, stating that Landlord must approve or disapprove the Site Plan within 15 days after Landlord's receipt of this notice, and that failure by Landlord to either approve or disapprove the Site Plan within such 15 day period will result in deemed approval. If Landlord fails to approve or disapprove the Site Plan in accordance with the terms of this Lease within such fifteen (15) day period, the Site Plan shall then be deemed approved. Upon submission of any disapproval, Landlord shall inform Tenant and MiniMed in writing with particularity of the reasons for disapproval. Tenant and MiniMed acknowledge that any proposed increases in the scale, density, square footage, bulk or other factors which may impact the environment may require further review pursuant to the California Environmental Quality Act prior to a grant of approval.

             If there is a dispute between the Parties and MiniMed regarding an acceptable, revised site plan, the Parties and MiniMed shall attempt in good faith to mediate such dispute and use their best efforts to reach agreement on the matters in dispute. Within 5 days of the request of a Party or MiniMed, the requesting party shall attempt to employ the services of a third person mutually acceptable to the Parties and MiniMed to conduct such mediation within 5 days of his appointment. If on completion of such mediation, the parties are unable to agree upon an acceptable, revised site plan, then Tenant shall have those remedies available at law or equity.

             (c) Construction Contracts. With respect to any Improvements which MiniMed may elect to construct, MiniMed shall submit to Landlord for informational purposes only, a copy of the final construction contracts relating thereto, which submission shall occur prior to the commencement of any significant construction work pursuant to any such construction contracts.

             (d) Builder's Risk and Other Insurance. Prior to commencing construction of any of the Improvements, MiniMed shall have obtained (and delivered insurance certificates therefor to Landlord and Tenant) all insurance coverage required under Article 12 of this Lease.

         6.3 Construction of Improvements. All Improvements, together with all off-site improvements that may be constructed by reason of Governmental Requirements as a condition to the construction of Improvements upon the Leased Premises, shall be constructed by MiniMed in a good and workmanlike manner using materials of good quality and in substantial compliance with the Plans as modified pursuant to this Article 6, and shall comply with all applicable governmental permits, laws, ordinances and regulations.

         6.4 Completion of Improvements and Other Work: Quality and Compliance With Law. MiniMed covenants that the Improvements to be constructed on the Leased Premises, and all other construction thereon, when undertaken, while in progress and as completed: (i) will comply with all Governmental Restrictions, including, without limitation, all laws and ordinances necessary to permit the development, completion and lease of the Leased Premises pursuant to this Lease;
(ii) will be entirely on the Leased Premises and will not encroach upon the land of others; (iii) will be wholly within any enforceable building restriction lines, however established, and will not violate any enforceable use restriction or any applicable easement, license, covenant, condition or restriction of record; and (iv) will comply in all material respects with the Site Plan (as may be modified as provided herein), all Plans approved for such Improvements pursuant to Section 6.2(a) (as may be modified as provided herein), and all provisions of this Lease. All work performed on the Leased Premises pursuant to this Lease, or authorized by this Lease, shall be done in a good workmanlike manner.

The interior architectural design and appearance and the interior improvements and finish of each of the structures on the Leased Premises shall not be subject to the review and approval of Landlord. As noted above at Section 5.1(c), Landlord may comment on the conference rooms and facilities to be included in the Conference Facility, which comments are to be considered by Tenant and MiniMed, but Landlord does not have approval rights over such conference rooms or facilities.

         6.5 Construction Cost.

             (a) In General . Tenant shall bear the cost of developing the Leased Premises and constructing the Improvements, including all fees, except as expressly provided in the following paragraph.

             (b) Mitigation Measures . As noted above at Recital F, MiniMed (through Tenant or otherwise) will be responsible to pay for and to construct certain of those mitigation measures (the "Mitigation Measures") applicable to the development of the Leased Premises, and that Landlord and MiniMed (through Tenant or otherwise) will share the cost of such mitigation measures; Landlord's payment for its portion of such mitigation measures will be by way of Rent credits, which are reflected in the Rent Schedule, as set forth at Exhibit D. The Parties and MiniMed estimate that the Mitigation Measures will cost approximately $2,481,000. The Parties and MiniMed agree that MiniMed (through Tenant or otherwise) will contribute $111,000 toward the cost of the Mitigation Measures, Landlord will use its best efforts to obtain a governmental grant (the "Grant") in an amount of at least $1,470,000 to be made available to MiniMed to be used to pay for the Mitigation Measures, and that Landlord will pay its contribution of the cost of the Mitigation Measures ("Landlord's Portion") through rent credits incorporated in the Rent Schedule. Landlord's Portion shall not exceed $900,000. If the cost of the Mitigation Measures exceeds $2,481,000, MiniMed's shall be responsible to pay such overage. Landlord reserves the right to pay to MiniMed (or its designee) the unamortized portion of the Landlord's Portion allocated to this Lease. In order to exercise such right, Landlord shall provide Tenant, MiniMed and Tenant's Lender with sixty (60) days prior written notice of its intention to pay all or a portion of the unamortized portion of the Landlord's Portion together with Landlord's calculations of the revised Rent Schedule. Within thirty (30) days after MiniMed's and Tenant's (and its or their Lender's) receipt of such notice and revised schedule, the Parties, MiniMed and Lender shall confer for the purpose of agreeing upon the revised Rent Schedule. Upon such agreement, the Parties shall amend this Lease to incorporate the amended Rent Schedule, and thereafter Tenant shall pay the "gross" rent as indicated on the Rent Schedule.

         6.6 Mechanic's, Materialman's, Contractor's, or Subcontractor's Liens.

             (a) MiniMed shall provide Landlord with not less than twenty (20) days' prior written notice of the commencement of any major alterations to the Improvements and Landlord shall have the right to enter upon the Leased Premises to post customary notices of non-responsibility with respect thereto. Subject to Tenant's right to contest as hereinafter provided, at all times during the Term of this Lease, MiniMed shall keep the Leased Premises, including all Buildings and Improvements now or hereafter located on the Leased Premises, free and clear of all liens and claims of liens for labor, services, materials, supplies, or equipment performed on or furnished to the Leased Premises (other than Leasehold Mortgages permitted by this Lease). MiniMed shall (i) promptly pay and discharge, or cause the Leased Premises to be released from, any such lien or claim of lien, or, (ii) if Tenant decides to contest said lien, MiniMed shall furnish Landlord such bond as may be required by law to free the Leased Premises from the effect of such a lien and to secure Landlord against payment of such lien, or provide Landlord with other assurances with respect thereto which are satisfactory to Landlord, in its good faith discretion.

             (b) Should Tenant fail to pay and discharge, or cause the Leased Premises to be released from any such lien or claim of lien or to provide a bond or other assurance as permitted hereunder within thirty (30) days after service on Tenant by Landlord of a written request to do so, Landlord may pay, adjust, compromise and discharge any such lien or claim of lien on such terms and in such manner as Landlord may deem appropriate. In such event, Tenant shall, following any such payment by Landlord, and after receiving not less than thirty
(30) days' written notice and reasonable evidence of payment, reimburse Landlord for the full amount so paid by Landlord, including any reasonable attorneys' fees or other costs expended by Landlord, together with interest thereon at the Agreed Rate from the date of payment by Landlord to the date of Tenant's reimbursement of Landlord, and such amount shall constitute Additional Rent and become a part of Tenant's obligation to pay Rent hereunder.

         6.7 Hazardous Materials.

             (a) In the event that Tenant discovers the presence of Hazardous Materials (as defined below in this Section 6.7) on or under the Leased Premises subsequent to the Commencement Date, Tenant shall, within five (5) days of such discovery, notify Landlord in writing of such discovery and shall promptly thereafter provide a reasonably detailed description of the location, extent and nature of the Hazardous Materials discovered, and if it is determined that the Hazardous Materials were placed or discharged after the Commencement Date by persons other than Master Landlord, Landlord or their Representatives, MiniMed's plan to remediate such contamination. All remediation which is undertaken with respect to the Leased Premises shall comply with all Governmental Restrictions.

             (b) In the event that any Hazardous Materials are or were discharged in, on or under the Leased Premises by Master Landlord or Landlord or any of its Representatives or anyone else acting on behalf of Landlord before or after the Commencement Date, or anyone else before the Commencement Date, and such Hazardous Materials are required to be remediated pursuant to applicable laws or the same has a material and adverse affect upon Tenant's use of or operation of the Leased Premises or the Improvements, Landlord shall perform or cause to be performed the necessary clean-up of such Hazardous Materials on or affecting the Leased Premises or the Improvements at no expense to Tenant, and Landlord shall defend, indemnify and hold Tenant and MiniMed harmless against and from all clean up costs in connection therewith.

             (c) For purposes of this Lease, the term "Hazardous Materials" means any chemical, substance, object, condition, material, waste, or controlled substance which is or may be hazardous to human health or safety or to the environment, due to its radioactivity, ignitability, corrosiveness, explosivity, flammability, reactivity, toxicity, infectiousness, or other harmful or potentially harmful properties or effects, including, without limitation, all chemicals, substances, materials, or wastes that are now or hereafter may be listed, defined, or regulated in any manner by any federal, state, or local government agency or entity, or under any federal, state, or local law, regulation, ordinance, rule, policy or procedure due to such properties or effects.

         6.8 Ownership Of Improvements. Notwithstanding anything that is or appears to be to the contrary herein, any and all Improvements erected on the Leased Premises as permitted by this Lease, as well as any and all alterations or additions thereto or any other Improvements or fixtures on the Leased Premises, shall be owned by Tenant until the expiration of the Term or sooner termination of this Lease. Upon the expiration or sooner termination of this Lease, all Improvements and all alterations, additions or improvements thereto that are made to or placed on the Leased Premises by Tenant or any other person shall be considered part of the real property of the Leased Premises and shall remain on the Leased Premises and become the property of Landlord, subject to the provisions for payment, if due, according to Sections 4.5 and 4.6; provided that Tenant (or its Subtenants, as the case may be) shall retain ownership of and shall be required to remove furniture, equipment, machinery, trade fixtures and removable personal property except as may be left on the Leased Premises with Landlord's prior written approval. Except as otherwise expressly provided in this Lease, any non-disturbance agreement approved by Landlord, any easement approved by Landlord, or any written instrument executed by Landlord which expressly states that Landlord is waiving its rights under this Section 6.8 to receive such Improvements free and clear of all other claims, said Improvements shall become

Landlord's property free and clear of any and all rights to possession and all claims to or against them by Tenant or any third person or entity, subject to the provisions for payment, if due, according to Sections 4.5 and 4.6.

         6.9 Right of Access. Subject to reasonable procedures regarding safety established by Tenant, during normal construction hours, representatives of Landlord shall have the reasonable right of access to the Leased Premises without charges or fees for the purpose of inspecting the work being performed in constructing the Improvements; provided, however, that such representatives shall present and identify themselves at Tenant's construction office, be accompanied by a representative of Tenant while on the Leased Premises and obey Tenant's, or its contractor's safety rules and regulations. In addition, Landlord shall have the right to authorize other public agencies to enter the Leased Premises, upon the same terms after reasonable prior notice to Tenant, for the purpose of constructing, reconstructing, maintaining or repairing any public improvements or public facilities located on the Leased Premises. Landlord hereby indemnifies and holds Tenant, and its Representatives, and the Leased Premises, harmless from and against any loss, cost, damage or liability, including, without limitation, attorneys' fees and disbursements, which results from the exercise by Landlord, or any party acting under Landlord's authority, of the rights granted by this Section.

         6.10 Governmental Approvals. If requested by Landlord in writing, MiniMed covenants and agrees to deliver to Landlord conformed copies (and certified copies of all recorded instruments) of all governmental approvals and permits obtained by MiniMed for the construction, alteration or reconstruction of any Improvements upon the Leased Premises in accordance with Section 6.1. In no event shall MiniMed commence construction of any Improvements pursuant to the provisions of this Article 6 until such time as MiniMed shall have obtained all necessary governmental approvals and permits to so construct such Improvements.


                       ARTICLE 7 - REPAIRS AND MAINTENANCE

         7.1 Landlord's Nonresponsibility. During the Term of this Lease, Landlord shall not be required to maintain or make any repairs or replacements of any nature or description whatsoever to the Leased Premises or the Improvements thereon, except as expressly provided elsewhere herein.

         7.2 Tenant's Duty to Maintain Premises. Except as expressly otherwise provided for herein, throughout the Term of this Lease, Tenant shall, at Tenant's sole cost and expense, maintain or cause to be maintained the Leased Premises (including the Improvements) and the Improvements now or hereafter located on the Leased

Premises in good and clean condition and repair, free of debris, and in compliance with (i) all Governmental Restrictions and (ii) all applicable rules, orders, and regulations of any insurance company insuring all or any part of the Leased Premises or the Improvements thereon or both, and Tenant shall make or cause to be made whatever repairs and replacements are required by such enactments or provisions or future enactments or provisions.

         7.3 Damage or Destruction.

             (a) In the event any of the Improvements are damaged by an insured casualty, Tenant promptly shall remove the debris resulting from such event, and within a reasonable time thereafter shall apply insurance proceeds to the repair or restoration of the Improvements so damaged to their condition immediately prior to such casualty, such repair or restoration to be performed in accordance with all provisions of this Lease.

             (b) In the event any of the Improvements are damaged by an uninsured casualty, Tenant promptly shall remove the debris resulting from such event, and within a reasonable time thereafter shall either (i) repair or restore the Improvements so damaged, such repair or restoration to be performed in accordance with all provisions of this Lease, or (ii) erect other Improvements in such location, provided all provisions of this Lease are complied with, or (iii) demolish the damaged portion of such Improvements, restore any remaining Improvements to an architectural whole, remove all rubbish, and pave or plant grass and otherwise restore the area to a neat, orderly, sanitary and attractive condition. Tenant shall have the option to choose among the aforesaid alternatives, but Tenant shall be obligated to perform one of such alternatives. Tenant shall give notice to Landlord within a reasonable time of which alternative it elects. Nothing contained in subsections
(a) or (b) shall be construed as permitting the abatement or reduction of Rent, or the termination of this Lease.

             (c) Notwithstanding anything to the contrary contained in this Lease, if (i) there is damage to or destruction of the Improvements on the Leased Premises during the last five (5) years of the Term (including all exercised options) and the cost of repairing said damage or destruction exceeds the cost of demolishing and removing the remaining Improvements on the Leased Premises, or (ii) there is damage to or destruction of the Improvements on the Leased Premises which (1) arises from a cause which is not required to be insured against under any provision of this Lease, or (2) arises from a cause which is in fact insured against in compliance with the terms of this Lease, but for which the recoverable proceeds of such insurance are less than 90% of the cost to repair said damage or destruction, and (3) the cost to Tenant (which is not covered by insurance proceeds) of repairing said damage or destruction exceeds the cost of demolishing and removing the remaining Improvements on the Leased

Premises, or (iii) there is damage to or destruction of the Improvements on the Leased Premises and the Governmental Restrictions then in effect with respect to the Leased Premises prohibit the construction of economically viable replacement Improvements with respect to a use which Tenant either has the right to engage in under this Lease or which Tenant desires to engage in and Landlord will permit to be engaged in, then Tenant shall have the option to terminate this Lease, subject to Tenant's satisfaction of all of the following requirements:
(A) Tenant shall, within ninety (90) days after the event giving rise to such right to terminate, give Landlord written notice of its election to terminate ("Notice of Election to Terminate"); and (B) Tenant shall, at the election of Landlord (which election shall be communicated in writing to Tenant ("Demolition Notice") within thirty (30) days of Landlord's receipt of the Notice of Election to Terminate), raze and remove the damaged or destroyed Improvements and any other Improvements on the Leased Premises that Landlord may designate in the Demolition Notice, and shall complete said demolition and removal and shall vacate the Improvements on the Leased Premises within ninety (90) days of Landlord's delivery of the Demolition Notice(which vacation date shall fix the termination date of this Lease); and (c) Tenant shall comply with all provisions of Article 15 of this Lease consistent with this Section 7.3 prior to or concurrent with Tenant's vacation of the Improvements on the Leased Premises. If Tenant fails to satisfy the requirements set forth in (b) or (c) above, the failure to meet such conditions shall not invalidate the termination of this Lease, although, in that event and notwithstanding anything else in this Lease that may be or appear to be to the contrary, Tenant shall remain liable to Landlord in damages for such breach. Any and all property damage insurance proceeds (exclusive of any proceeds applicable to Tenant's trade fixtures, equipment or personal property that would be retained by Tenant at the end of the Term) paid to Tenant as a result of the damage or destruction giving rise to the termination, shall be distributed to the Parties, and any Lender, as their interest are determined.

         (d) Except as expressly provided in this Lease, no deprivation, impairment, or limitation of use resulting from any damage or destruction or event or work contemplated by this Section shall entitle Tenant to any offset, abatement, or reduction in Rent, nor to any termination or extension of the Term hereof.

                         ARTICLE 8 - LEASEHOLD FINANCING

         8.1 Conditions To Obtaining Leasehold Mortgage.

             (a) Notwithstanding anything which is or appears to be to the contrary in this Lease, Tenant shall not encumber the estate created by this Lease, except as expressly provided in this Article 8.

             (b) Tenant shall have the right, without Landlord's consent, to encumber

Tenant's estate created by this Lease with any Leasehold Mortgage; provided, that such Leasehold Mortgage shall meet each of the following terms, conditions and requirements:

                 (i) The Leasehold Mortgage shall contain provisions requiring that copies of all notices of default under said Leasehold Mortgage must be sent to Landlord;

                 (ii) The Leasehold Mortgage shall be subordinate to the Master Landlord's fee interest and Landlord's leasehold interest in the Leased Premises and the Landlord's interest under this Lease, and shall not cover any interest in real property other than the leasehold estate created by this Lease and any easement, to the extent it benefits the Leased Premises; and

                 (iii) The Leasehold Mortgage shall not permit or authorize, or be construed to permit or authorize, any Lender to devote the Leased Premises to any uses, or to construct any Improvements thereon, other than those uses and Improvements provided for and authorized by this Lease.

         8.2 Lender's Rights. During the continuance of any Leasehold Mortgage permitted by this Lease, and until such time as the lien of any Leasehold Mortgage has been extinguished (which provisions shall be for the benefit of the Leasehold Mortgagee):

             (a) Landlord shall not agree to any mutual termination nor accept any surrender or termination of this Lease, nor shall Landlord consent to any amendment or modification of this Lease without the prior written consent of Lender; provided, that the provisions of this subsection shall not apply to any cancellation or surrender occurring without Landlord's consent pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. 101, et seq.;

             (b) Following Lender's acquisition of Tenant's interest in this Lease pursuant to a foreclosure or an assignment in lieu of foreclosure, the Lender shall be entitled to assign its interest in this Lease without Landlord's prior consent, subject to compliance with the terms and conditions of this
Article 8. All subsequent Transfers by the Transferee of Lender shall comply with the provisions of this Lease, including all restrictions on Transfer set forth in Article 9 hereof; and

             (c) If, in connection with securing by Tenant of any Leasehold Mortgage, the affected Lender requests an amendment with respect to the Lender protection rights set forth in this Article 8, Landlord agrees not to unreasonably withhold its consent to any such amendment; provided, that Landlord shall not be required to consent to such an amendment if it would, in Landlord's reasonable determination, materially impair any of Landlord's rights or materially increase any of Landlord's obligations under this Lease.

         8.3 Default Notice. Landlord, upon providing Tenant with any "Notice of Default" (as defined below) under this Lease, shall, at the same time, provide a copy of such notice to every Lender who has given written notice to Landlord of its interest in the leasehold estate. From and after such notice has been given to a Lender, such Lender shall have the same period for remedying the Default complained of as the cure period provided to Tenant pursuant to Section 14.2, plus the additional period provided to such Lender as specified below. Landlord shall accept performance by or at the instigation of such Lender as if the same had been done by Tenant. Landlord acknowledges that Landlord has received written notice that ING (U.S.) Capital LLC is a Lender holding a first priority Leasehold Mortgage encumbering Tenant's interest in the leasehold estate, a copy of which Leasehold Mortgage (containing such Lender's address for notice purposes) has been provided to Landlord.

         8.4 Lender Cure Rights. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no right to terminate this Lease on account of an Uncured Default of Tenant unless, following expiration of Tenant's applicable cure period, Landlord first provides each Lender not less than thirty
(30) days notice of its intent to terminate, if Tenant's Default can be cured by the payment of money (a "Monetary Default"), and not less than sixty (60) days notice of its intent to terminate, if Tenant's Default is of any other type (a "Non-monetary Default"), and Lender fails to cure such Monetary Default within thirty (30) days after receipt of such notice or cure or, in good faith and with reasonable diligence and continuity, commence to cure such Non-monetary Default within said sixty (60) day period. If such Non-monetary Default cannot reasonably be cured within said sixty (60) day period (or is such that possession of the Leased Premises is necessary for Lender to obtain possession and to remedy the Default), the date for termination shall be extended for such period of time as may be reasonably required to remedy such Default, if (a) Lender shall have fully cured any default in the payment of any monetary obligations of Tenant under this Lease within thirty (30) days after its receipt of notice of Landlord's intent to terminate, and shall continue to pay currently such monetary obligations as and when the same are due, and (b) Lender continues its good faith and diligent efforts to remedy such nonmonetary Default (including its acquisition of possession of the Leased Premises if necessary to the cure of such Default). Nothing in this Section 8.4 shall be construed to require a Lender to continue any foreclosure proceeding it may have commenced against Tenant after all Defaults have been cured by Lender, and if such Defaults shall be cured and the Lender shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease. Nothing herein shall require a Lender who has acquired Tenant's leasehold interest and has taken possession of the Leased Premises to cure any Non-monetary Default which is not capable of being cured by such Lender, and such Default shall be deemed to be waived following Lender's acquisition of Tenant's leasehold interest and such Lender's timely cure of all Monetary Defaults and all Non-monetary Defaults which are capable of cure by such Lender in accordance with the foregoing provisions.

         8.5 Obligations of Lender and Purchaser.

             (a) No Lender, acting in such capacity, shall be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created so as to require such Lender, in that capacity, to assume the performance of any of the terms, covenants or conditions on the part of the Tenant to be performed hereunder, unless and until it acquires the interest of Tenant hereunder. Upon acquiring Tenant's leasehold, Lender may, without the consent of Landlord, sell and assign the leasehold estate on such terms and to such persons and entities as are acceptable to such Lender and thereafter be relieved of all obligations of Tenant first arising under this Lease after the date of such sale or assignment; provided, that such assignee of the Lender shall have delivered to Landlord an assumption agreement as provided by Section 9.2(iii) of this Lease. Any such assignee of Lender or any other assignee of this Lease or of the leasehold estate created hereby by a conveyance in lieu of foreclosure or any purchaser at any foreclosure sale of this Lease or of the leasehold estate hereby created (other than the Lender), shall be deemed to be a Transferee of this Lease, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the Tenant to be performed hereunder from and after the date of such purchase and assignment and, from and after such date, shall be subject to all the terms of this Lease, including all restrictions on further Transfer set forth in Article 9; provided, however, nothing herein shall require an assignee or transferee who has acquired Tenant's leasehold interest and has taken possession of the Leased Premises to cure any Non-monetary Default which is not capable of being cured by such assignee or transferee, and such Default shall be deemed to be waived following such assignee's or transferee's acquisition of Tenant's leasehold interest.

             (b) Notwithstanding any other provision of this Lease, any bona fide sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage or a bona fide assignment or transfer of this Lease and of the leasehold estate hereby created in lieu of foreclosure of a Leasehold Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the leasehold estate hereby created so long as such Transfer has not been undertaken for the purpose or with the intent of circumventing any otherwise applicable restrictions upon Transfers of Tenant's interest under this Lease.

         8.6 New Lease. Except as expressly provided in the last sentence of this

Section, in the event of a termination of this Lease for any reason including, without limitation, by reason of any Default or the rejection or disaffirmance of this Lease pursuant to bankruptcy law or other law affecting creditors rights, Landlord shall give prompt notice thereof to any Lenders who have requested notice from Landlord in writing and furnished their names and addresses to Landlord. Landlord shall, on written request of any such Lender, made at any time within thirty (30) days after the giving of such notice by Landlord, enter into a new lease of the Leased Premises with such Lender within twenty (20) days after the receipt of such request, which new lease shall be effective as of the date of such termination of this Lease and shall be for the remainder of the Term of this Lease, at the rent provided for herein, and upon the same terms, covenants, conditions and agreements as are herein contained; provided that such Lender shall: (i) pay to Landlord at the time of the execution and delivery of said new lease any and all sums for Rent payable by Tenant hereunder to and including the date thereof, less the net amount (i.e., net of all reasonable expenses) of all sums received by Landlord from any Subtenants in occupancy of any part or parts of the Leased Premises and/or Improvements up to the date of commencement of such new lease; (ii) pay all reasonable costs resulting from the preparation and execution of such new lease; and (iii) on or prior to the execution and delivery of said new lease, agree in writing that promptly following the delivery of such new lease, such Lender will perform or cause to be performed all of the other covenants and agreements herein contained on Tenant's part to be performed to the extent that Tenant shall have failed to perform the same to the date of delivery of such new lease, except where such failure to perform by Tenant is, by its nature, a Non-monetary Default not susceptible of cure by such Lender. Nothing herein contained shall be deemed to impose any obligation on the part of Landlord to deliver physical possession of the Leased Premises to such Lender unless Landlord at the time of the execution and delivery of such new lease shall have obtained physical possession thereof. Notwithstanding anything contained in this Section 8.6 to the contrary, Lender's leasehold interest in the Leased Premises pursuant to the new lease shall be subject to any claims by Tenant that it has a right to possession of the Leased Premises.

         8.7 Multiple Lenders.

             (a) If more than one Lender shall make written request upon Landlord for a new lease in accordance with the provisions of Section 8.6 above, then such new lease shall be entered into pursuant to the request of the Lender whose Leasehold Mortgage shall be junior in lien provided: (i) all Lenders senior in lien shall have been paid all installments of interest and amortization of principal then due and owing to such Lenders plus all expenses, including reasonable attorneys' fees, incurred by such senior Lenders in connection with the termination of this Lease and with the execution and delivery of such new lease; (ii) the new lessee will assume, in writing, all of the covenants, agreements and obligations on the part of the mortgagor under such senior

Leasehold Mortgages to be kept, observed and performed on the part of such mortgagor; (iii) such new lease shall contain all of the same provisions and rights in favor of and for the benefit of Lenders holding leasehold mortgages thereon as are contained in this Lease, including but not limited to the right to obtain a new lease in the event of the termination of said lease, and the right to receive notices of default, and to cure the same, in the same manner as provided in this Lease; and (iv) the senior Lenders shall have received from the respective title insurance companies insuring the respective senior Leasehold Mortgages assurances satisfactory to such senior Lenders that said senior Leasehold Mortgages and any assignment of rents and other security instruments executed in connection therewith will continue, with respect to such new lease, in the same manner and order of priority of lien as was in existence with respect to this Lease; and thereupon the leasehold estate of the new lessee created by such new lease shall be subject to the lien of the senior Leasehold Mortgages in the same manner and order of priority of lien as was in existence with respect to this Lease. In the event not all of the foregoing provisos shall have been satisfied by or with respect to any such junior Lender, the Lender immediately senior in lien to such junior Lender shall have paramount rights to the benefits set forth in Section 8.6 above, subject nevertheless to the provisions hereof respecting the senior Lenders, if any. In the event of any dispute as to the respective senior and junior priorities of any such Leasehold Mortgages, the certification of such priorities by a title company doing business in California, satisfactory to Landlord, shall be conclusively binding on all parties concerned. Should there be a dispute among Lenders as to compliance with the foregoing provisions, Landlord may rely on the affidavit of the most senior Lender as to compliance by any junior Lender. Landlord's obligation to enter into a new lease with any junior Lender shall be subject to the receipt by Landlord of evidence reasonably satisfactory to it that the conditions of (i), (ii) and (iv) above have been satisfied with respect to each senior Lender.

             (b) The right of a senior Lender under Section 8.6 above, to request a new lease may, notwithstanding any limitation of time set forth above in Section 8.6 or in this Section 8.7, be exercised by the senior Lender within twenty (20) days following the failure of the junior Lender to have exercised such right within the time provided by Section 8.6.

             (c) If a junior Lender shall fail or refuse to exercise the rights set forth in this Section, said senior Lenders, in the inverse order of the seniority of their respective liens, shall have the right to exercise such rights subject to the provisions of this Lease.

         8.8 New Lease Priority.

             (a) It is the intent of the Parties that any new lease made pursuant to Section 8.6 shall have the same priority with respect to any lien, charge or encumbrance on the fee of the Leased Premises as did this Lease and that the Tenant under such new lease shall have the same right, title and interest in and to the Leased Premises as Tenant had under this Lease.

             (b) The provisions of this Section 8.8 and Sections 8.6 and 8.7 shall survive the termination, rejection or disaffirmance of this Lease and shall continue in full force and effect thereafter to the same extent as if Sections 8.6, 8.7 and this Section 8.8 were a separate and independent contract made by Landlord, Tenant and such Lender.

         8.9 Liability of New Tenant. The Lender which becomes the tenant under any such new lease made pursuant to Sections 8.6 or 8.7 shall be liable to perform the obligations imposed on the tenant by such new lease as well as those arising under Sections 8.6 or 8.7 to the same extent as a Lender which acquires Tenant's estate under this Lease by the foreclosure thereof.

         8.10 Subleases and Rents. After the termination of this Lease and during the period thereafter during which any Lender is entitled to enter into a new lease of the Leased Premises, Landlord will not voluntarily terminate any Sublease or the rights of the Subtenant thereunder (provided such Sublease is a permissible Sublease under this Lease), unless such Subtenant is in default under such Sublease and has failed to cure same within the time provided under such Sublease. During such periods Landlord shall receive all rent and other payments due from Subtenants (subject to Landlord's right to not accept such rent and other payments as set forth below), including Subtenants whose attornment it shall have agreed to accept, as agent of such Lender and shall deposit such rents and payments in a separate and segregated account, but may withdraw and pay to Landlord such sums as are required or were required to be paid to Landlord under this Lease, at the time and in the amounts due hereunder, and may withdraw and expend such amounts as are necessary for the maintenance, operation, and management of the Leased Premises in accordance with the requirements of this Lease; and, upon the execution and delivery of such new lease, Landlord shall account to the lessee under the said new lease for the balance, if any (after application as aforesaid), of the rent and other payments made under said Subleases. The collection of rent by Landlord acting as an agent pursuant to this Section shall not be deemed an acceptance by Landlord for its own account of the attornment of any Subtenant unless Landlord shall have agreed in writing with such Subtenant that its tenancy shall be continued following the expiration of any period during which a Lender may be granted a new lease, in which case such attornment shall take place upon such expiration but not before; provided, however, in the event Landlord determines that it cannot accept rent payments from a Subtenant without risk of being deemed to have accepted such Subtenant's attornment (and Landlord has not previously agreed to recognize such Subtenant in the event of a Default under this Lease by Tenant), Landlord shall have the right to direct such Subtenant to pay such rents directly to Lender. If all Lenders fail to exercise their rights to enter into a new lease or fail to timely execute such new lease, all rents collected by Landlord on behalf of such Lenders pursuant to this Section shall become Landlord's property free and clear of any claim by such Lenders and such Lenders shall have no further rights with respect thereto.

         8.11 Legal Proceedings. Landlord shall give each Lender who has given written notice of its interest in the leasehold estate to Landlord prompt notice of any legal proceedings between Landlord and Tenant involving obligations under this Lease. Each said Lender shall have the right to intervene in any such proceeding to protect its interest and be made a party thereto, and the parties hereto do hereby consent to such intervention. In the event that any such Lender shall not elect to intervene or become a party to any such proceedings, Landlord shall give such Lender notice of, and a copy of, any award or decision made in any such proceedings, which shall be binding on all Lenders not intervening after receipt of notice of the legal proceeding.

         8.12 Encumbrance of Landlord's Leasehold Interest. Tenant acknowledges that Landlord may encumber, pledge or otherwise hypothecate its leasehold interest in the Leased Premises; provided that any such encumbrance holder will enter into a commercially reasonable non-disturbance and attornment agreement with Tenant. No such trustee or beneficiary under a deed of trust, or holder of the rights and interest of Landlord hereunder ("Landlord's Lender") shall be or become liable to Tenant solely as a result of an assignment of this Lease as security.

         Landlord's Lender shall not, in the exercise of any of its rights arising or which may arise out of such encumbrance, or any instrument modifying or amending the same or entered into in substitution or replacement thereof, disturb or deprive Tenant in or of its possession or its right to possession of the Leased Premises, or of any part thereof under this Lease, or any right or privilege created for or inuring to the benefit of Tenant under this Lease, provided this Lease is then in full force and effect.

         If a default has not occurred under any such encumbrance, and if this Lease shall not have been terminated, then, and in such event, Tenant shall not be made a party in any action or proceeding to foreclose said encumbrance, nor shall Tenant be evicted or removed or its possession or right of possession be disturbed or in any manner interfered with, and this Lease shall continue in full force and effect as a direct lease from the purchaser in foreclosure or transferee in lieu thereof.

         Any such encumbrance shall provide that Landlord's Lender, upon serving the Landlord with any notice under such encumbrance will simultaneously serve a copy of such notice upon the Tenant.

         Landlord shall, upon request, execute, acknowledge and deliver to Tenant an agreement in form satisfactory to Landlord and Tenant, between Landlord, Tenant and Landlord's Lender, agreeing to all of the provisions of this Section.

         Tenant shall give notice in writing of the existence and nature of any default of Landlord hereunder to Landlord's Lender; provided that Landlord's Lender has given Tenant a written request for such notice including the name and address of Landlord's Lender. Tenant shall not terminate this Lease if Landlord's Lender has cured such default within thirty (30) days after receipt of such notice. Tenant agrees that Landlord's Lender may, in the event of a default by Landlord in the performance of any obligations of Landlord which are contained in any instrument of hypothecation or evidence of indebtedness, the repayment of which is secured by Landlord's interest hereunder, elect to cause Landlord's leasehold estate in and to all or a portion of the Leased Premises to be sold, to hold foreclosure proceedings thereon, or to accept from Landlord an assignment, transfer or other conveyance of those interests which are thus hypothecated, all without prejudice to Tenant.

         8.13 Notices. Notices from Landlord to any Lender shall be mailed to the address of the Lender set forth in the Leasehold Mortgage furnished to Landlord or at such other address as may have been furnished to Landlord by such Lender. All notices from the Lender to Landlord shall be mailed to the address designated pursuant to the provisions of Section 18.6 or such other address as Landlord may designate in writing from time to time. Such notices shall be given in the manner described in Section 18.6 and shall in all respects be governed by the provisions of such Section.


                       ARTICLE 9 - ASSIGNMENT AND TRANSFER

         9.1 Assignment of Landlord's Interest in Lease or the Leased Premises. Landlord may Transfer the Leased Premises, this Lease, all or a portion of its interest thereunder, and/or all or a portion of the payments that are payable to it by Tenant pursuant to this Lease, subject to the tenancy under and the terms and conditions of this Lease. Tenant hereby consents and agrees to any such Transfer which Landlord considers necessary or proper, regardless of the reason or reasons for which Landlord makes such Transfer and regardless of the entity that is the Transferee thereunder; provided, however, that such transferee shall not violate the JPA or any other approvals necessary for Tenant to construct and operate the Improvements pursuant to the terms of this Lease or otherwise limit or restrict Tenant's rights granted under this Lease or increase any of Tenant's obligations under this Lease. In the event Landlord Transfers the Leased Premises or this Lease to Master Landlord, to an entity controlled by Master Landlord, or to an "Auxiliary Organization" (as such term is defined at California Education Code Section 89900) of Master Landlord, Landlord shall be released of any liability under this Lease accruing after the Commencement Date of such Transfer, provided, however, as a condition to such release, such Transferee must assume in writing all of Landlord's obligations under this Lease accruing as of the Commencement Date of such Transfer, and a copy of such written assumption agreement is delivered to Tenant. If, in connection with securing by Landlord of any financing encumbering its interest in the Leased Premises, the affected lender requests an amendment to this Lease, Tenant agrees not to unreasonably withhold its consent to any such amendment; provided, that Tenant shall not be required to consent to such an amendment if it would, in Tenant's reasonable determination, impair any of Tenant's rights or increase any of Tenant's obligations under this Lease or the JPA.

         9.2 Transfer of the Lease, the Leased Premises or the Improvements to be Constructed Thereon.

             (a) (i) Tenant shall not Transfer all or any part of its interest in or rights under this Lease and/or any part of its interest in or rights to the Leased Premises and/or any of the Improvements constructed thereon, without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. Tenant acknowledges that prior to its approval of a Transfer, Landlord must obtain the consent of Master Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If Tenant is MiniMed or any Affiliate of MiniMed and the stock of Tenant is not publicly traded, the transfer of more than twenty percent (20%) of Tenant's stock shall be deemed to be a Transfer requiring Landlord's consent. If the stock of Tenant is publicly traded, any transfer of Tenant's stock or the sale of all or substantially all of Tenant's assets shall not be a Transfer requiring Landlord's consent. Notwithstanding the foregoing, the Transfer to MiniMed or any Affiliate of MiniMed by Tenant shall not require any prior consent of Landlord or Master Landlord, upon which Transfer, Tenant shall be released from any and all liabilities arising under this Lease from and after such Transfer.

                 (ii) Landlord shall have the right to consider the following factors (among others Landlord reasonably determines are necessary to consider in evaluating the proposed Transferee) in determining whether or not to consent to any proposed Transfer of Tenant's rights under or interest in this Lease, the Leased Premises, or the Improvements constructed thereon: (1) The financial condition of the proposed Transferee and its ability to perform all of the financial and other obligations of Tenant under this Lease, (2) the Transferee's business reputation, (3) the Transferee's ability to demonstrate its capability to manage or provide for the management of the Improvements located on the Leased Premises, (4) whether the proposed Transferee will provide and/or share services and facilities needed for the students, faculty and employees of the University, and (5) whether the proposed Transferee will provide opportunities for student employment, materials and education, and enhance the attractiveness of the University campus, encourage students, faculty and visitors to make increased use of present University facilities, all as more particularly set forth at Article 17 below. Notwithstanding the foregoing, Landlord expressly consents to any Transfer by Tenant of all or any part of its interest in or rights under this Lease and/or any part of its interest in or rights to the Leased Premises and/or any of the Improvements constructed thereon to (x) a Sublessee in connection with an exercise by said Sublessee of its rights to acquire the leasehold pursuant to its Sublease, whereupon Tenant shall be released from any and all liabilities under this Lease arising from and after such Transfer, or (y) an entity ("Lender Entity") affiliated with any bank, trust or financial institution as may be required in connection with a "synthetic lease" financing, and the Transfer back by the Lender Entity to MiniMed or an Affiliate of MiniMed in accordance with the terms and conditions of the "synthetic lease" financing documents, and upon such Transfer back the Lender Entity shall be released from any and all liabilities arising under this Lease from and after such Transfer.

                 (iii) Upon any approved or permitted Transfer of this Lease or the Leased Premises (other than for security purposes), said Transferee shall expressly assume in writing liability for all of Tenant's obligations accruing under this Lease after the date of such Transfer. Upon any Transfer prior to completion of construction of the Improvements (including a Transfer to an Affiliate) Tenant shall not be released of its obligations under this Lease. Upon any Transfer after completion of construction of the Improvements (including a Transfer to an Affiliate) Tenant shall not be released of its obligations under this Lease unless either (A) pursuant to the process described in subparagraph (ii) immediately above, Tenant has demonstrated to Landlord's reasonable satisfaction that Transferee's net worth at the time of the Transfer is equal to or greater than the net worth of MiniMed Inc. as of the Commencement Date (adjusted to correspond to any changes in the CPI since the Commencement
Date), or (B) MiniMed Inc. has guaranteed Tenant's obligations under this Lease. If Transferee's net worth satisfies the foregoing test, or if MiniMed has delivered (or maintained) its guarantee of this Lease, then Tenant (as well as former Tenants still liable hereunder) shall be released of all liability under this Lease accruing after the date of such Transfer.

                 (iv) At any time Tenant desires to effect a Transfer which requires Landlord's consent pursuant to clause (ii) or (iii) above, Tenant shall request consent from Landlord in writing and shall submit to Landlord in connection with such request all proposed agreements and documents (collectively, the "Transfer Documents") memorializing, facilitating and/or evidencing such proposed Transfer, as well as all other information Tenant reasonably believes is necessary for Landlord to properly evaluate the proposed Transferee pursuant to the criteria set forth in Section 9.2(a)(ii) and, if applicable, Section 9.2(a)(iii) above. Landlord agrees to advise Tenant in writing of its decision on Tenant's request for consent to such Transfer, as promptly as possible, and, in any event, not later than thirty (30) days after Landlord receives all of the items required by the preceding sentence. If such request is denied, Landlord shall state the reasons for such denial in its notice of denial of Tenant's request. If Landlord fails to respond to Tenant's request within thirty (30) days after its receipt of all of the items required above, Tenant's request shall be deemed disapproved. Upon a deemed disapproval, Tenant may deliver a notice to Landlord which states that there has been a deemed disapproval, requesting that Landlord consent to the proposed Transfer, stating that Landlord must consent to or deny the proposed Transfer within thirty (30) days after Landlord's receipt of this notice, and that failure by Landlord to either consent to or deny such Transfer within such 30 day period will result in deemed consent. If Landlord fails to consent to or deny the proposed Transfer within such second thirty (30) day period, the Transfer shall then be deemed approved by Landlord.

             (b) Notwithstanding anything to the contrary in this Lease, and provided that Tenant is not requesting that it be released from its obligations hereunder, Landlord agrees that it shall have no right to withhold consent to any Transfer to an Affiliate of Tenant, so long as such Transferee is in compliance with the requirements of Article 17, Interrelationship between University and Leased Premises.

         9.3 Transfer of Tenant's Interest in Lease and Tenant's Ownership .

         The restrictions on Transfer contained in this Article 9 shall be binding on any successors, heirs or permitted Transferees of Tenant. The provisions of this Article 9 shall apply to each successive Transfer and Transferee in the same manner as initially applicable to Tenant under the terms set forth herein.

         9.4 Subleases.

             (a) Tenant shall be entitled to enter into Subleases of the Leased Premises with Landlord's consent, which consent shall not be unreasonably withheld if such Subleases are in conformity with Article 17 below. If Tenant requests such consent in writing, Landlord shall have thirty (30) days within which to withhold consent (or sixty (60) days in the event the Sublease relates to a leasable area of 100,000 square feet or more), in which case Landlord shall provide written notice thereof to Tenant, and state with specificity (i) the reasons for such denial and (ii) the changes to any such Sublease which would be necessary in order for Landlord to grant such consent. In the event Landlord fails to deliver written notice to Tenant withholding consent within such thirty
(30) day (or where applicable, sixty (60) day) period, then Landlord shall be deemed to have consented to such Sublease, and Tenant shall be entitled to enter into such Sublease.

             (b) Each Sublease shall explicitly provide that it is subject and subordinate to the provisions of this Lease.

             (c) With respect to each Sublease, Tenant agrees to provide Landlord with a written notice at least thirty (30) days prior to the effective date of the Sublease (i) setting forth the name of such Subtenant and the use of the demised premises by such Subtenant which shall be consistent with the Allowed Uses, (ii) certifying that the term of such Sublease will not exceed the Term of this Lease, (iii) setting forth with specificity the ways in which such Subtenant will comply with Article 17 and further the educational mission of the University, and (iv) providing reasonable financial information for such Sublessee. Following Landlord's receipt of such notice, Landlord agrees to the non-disturbance and attornment provisions set forth below with respect to any Sublease for more than 5000 square feet of the leasable area within the Improvements, which shall be automatic and self-operative without the necessity of any further agreement between Landlord and the applicable Subtenant. In the alternative, Landlord agrees to enter into an attornment agreement with all Subtenants subleasing more than 5000 square feet of the leasable area within the Improvements incorporating the following provisions:

                 (1) Commencing on the date that Subtenant enters into a Sublease with Tenant and continuing thereafter for so long as Subtenant's Lease is in full force and effect and Subtenant is not in default in payment of rent or in the performance of any other obligation required under Subtenant's Lease, Landlord agrees that, notwithstanding a termination of this Lease because of Tenant's default hereunder, Subtenant's rights and privileges under Subtenant's Sublease, or any extensions or renewals thereof provided for in Subtenant's Lease, shall not be diminished or interfered with by Landlord, and Subtenant's occupancy of its subleased premises shall not be disturbed by Landlord during the term of Subtenant's Sublease and any extensions or renewals thereof.

                 (2) Upon the cancellation or termination, for any reason whatsoever, of this Lease, or the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of Subtenant's Sublease, including any extensions and renewals of Subtenant's Sublease provided for therein (in any event not to exceed the present termination date of this Lease), Landlord may, at its option and without the execution of further instruments by Landlord or Subtenant, succeed to the interest of Tenant under Subtenant's Sublease and upon such election by Landlord Subtenant shall be bound to Landlord under all of the terms of Subtenant's Sublease for the balance of the term thereof, including any extensions or renewals thereof provided for in Subtenant's Lease, with the same force and effect as if Subtenant's Lease was originally entered into directly by Landlord and Subtenant, and Subtenant hereby agrees to attorn to Landlord, as its landlord, such attornment to be effective and self-operative immediately upon Landlord succeeding to the interest of Tenant under Subtenant's Sublease. The rights and obligations of Subtenant and Landlord respectively, upon such attornment shall, to the extent of the then remaining balance of the term of Subtenant's Sublease, including any renewals or extensions thereof provided for in Subtenant's Sublease, be the same as now set forth in Subtenant's Sublease; provided, however, that Landlord shall not, in any case or under any event, be:

                     (A) Liable for any act or omission of the Tenant under Subtenant's Lease, or for any obligations first arising or attributable to any act or event occurring prior to Landlord's succession to the interest of Tenant under Subtenant's Sublease;

                     (B) Subject to any offsets or defenses which Subtenant might have against Tenant under Subtenant's Sublease;

                     (C) Charged with or required to recognize payment of any rent, additional rent or other lease charges which Subtenant may have paid to Tenant under Subtenant's Sublease which is applicable to any month other than the current month in which the Landlord succeeds to the interest of Tenant;

                     (D) Liable for (x) the refund of any security deposits, or payments of estimated taxes, assessments, common area maintenance fees, insurance or similar payments, except to the extent Landlord has actually received such monies from Tenant, or (y) expending funds for the repair of any damage to or destruction of the subleased premises which is in excess of any available insurance or condemnation proceeds, as applicable;

                     (E) Bound by any waiver or forbearance by Tenant or bound by any amendment or modification of Subtenant's Sublease made without Landlord's prior written consent;

                     (F) Bound by any warranties or indemnities given or required to be given by Tenant to Subtenant under the terms of Subtenant's Sublease;

                     (G) Liable for constructing or causing the construction of any improvements within the subleased premises or for funding any obligation of Tenant to Subtenant for payment or reimbursement of any expenses incurred by Subtenant in connection with construction of such improvements; or

                     (H) Liable for any act or omission of any successor or assign following Landlord's transfer of its interest under Subtenant's Sublease and, following such transfer, Landlord shall be relieved of and released from any further obligations or liability under Subtenant's Sublease.

             As of the Commencement Date, Tenant has entered into a Sublease with MiniMed Development Corp., a Delaware corporation, as Subtenant thereunder and Landlord consents to such Sublease and acknowledges and agrees it has been provided all information required pursuant to Section 9.4(c) hereof and such information is satisfactory in all respects to Landlord.

             (d) Upon Landlord's written request, Tenant shall deliver to Landlord a summary of any sublease setting forth the primary terms and conditions (other than rent) of such sublease.

         9.5 Assignment for Financing Purposes. If Tenant's assignment or other transfer of this Lease or Tenant's leasehold interest hereunder is to effect an assignment and leaseback for financing purposes, or a synthetic lease transaction, then Tenant may assign or otherwise Transfer this Lease or its interest hereunder to the proposed Lender/tenant upon a showing to Landlord that
(i) such assignment is for financing purposes only, (ii) Tenant will continue to enjoy the right to exclusively possess, and will be the end-user of, the Leased Premises, and (iii) such assignment does not affect the validity or amount of a guarantee by MiniMed, if any, of Tenant's obligations under this Lease. Tenant shall furnish to Landlord written notice of the proposed assignment of this Lease at least sixty (60) days prior to such assignment together with such information as is reasonably required to show that the proposed assignment satisfies the conditions set forth at clauses (i), (ii) and (iii) immediately above. In addition, if the proposed assignment satisfies the above-stated conditions, the liability of such Lender/tenant shall be limited to its leasehold interest in the Leased Premises plus the amount of Rent, if any, received by the Lender/tenant from the end-user/tenant and not paid to Landlord; provided, however, that nothing in this Section shall be interpreted to limit the obligations of Lender pursuant to Sections 8.5 and 8.6 above.

                       ARTICLE 10 - TAXES AND IMPOSITIONS

         10.1 Tenant To Pay Impositions.

              (a) In addition to the Rent and other payments required to be paid under this Lease, Tenant shall pay or cause to be paid any and all taxes (including possessory interest taxes) and assessments (collectively, "Impositions") levied or assessed from the Commencement Date until the termination of this Lease by any governmental agency or entity on or against the Leased Premises or any portion thereof, or on or against any interest in the Leased Premises (including the leasehold interest created by this Lease), or any Improvements or other property in or on the Leased Premises.



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

The timely payment of the Impositions is a material term of this Lease, and, to the extent the above-referenced items are payable to Landlord or its successors or assigns, they shall constitute Additional Rent hereunder.

              (b) If, by law, any such Imposition is payable, or may, at the option of Tenant be paid, in installments, Tenant may pay the same, together with any accrued interest on the unpaid balance of such Imposition, in such installments as those installments respectively become due and before any fine, penalty, interest, or cost may be added thereto for the nonpayment of any such installment and interest.

         10.2 Proration of Impositions. All Impositions levied or assessed on or against the Leased Premises shall be prorated, based on a 365-day year, between Landlord and Tenant as of the Commencement Date of this Lease, and as of the expiration or earlier termination of this Lease. On service of written request by Landlord, Tenant shall promptly pay to Landlord Tenant's share of such Impositions paid by Landlord on Tenant's behalf and, on service of written request by Tenant, Landlord shall promptly pay to Tenant Landlord's share of such Impositions paid by Tenant on Landlord's behalf.

         10.3 Payment Before Delinquency. Subject to Tenant's right to contest under Section 10.4, any and all Impositions and installments of Impositions required to be paid by Tenant under this Lease shall be paid by Tenant prior to delinquency, and, upon Landlord's written request, copies of the official and original receipt for the payment of each such Imposition or installment thereof or other reasonably satisfactory evidence of payment shall promptly be given to Landlord.

         10.4 Contest of Imposition.

              (a) Tenant shall have the right to contest, oppose, or object to the amount or validity of any Imposition levied on or assessed against the Leased Premises or any portion thereof and may in good faith diligently conduct any necessary proceeding to prevent or void or reduce the same; provided, however, that the contest, opposition, or objection must be filed before the Imposition at which it is directed becomes delinquent if such contest, opposition or objection is required to be made or filed prior to payment of the Imposition being challenged, and written notice of the contest, opposition, or objection must be given to Landlord at least thirty (30) days before the date the Imposition becomes delinquent. No such contest, opposition, or objection shall be continued or maintained after the date on which the Imposition at which it is directed becomes delinquent unless Tenant has met one of the following conditions:

                 (i) Paid such Imposition under protest prior to its becoming delinquent; or

                 (ii) Posted such bond or other security, satisfactory to Landlord, as is necessary to protect Landlord and the Leased Premises from any lien arising from such Imposition.

             (b) Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Leased Premises. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name, but such action shall be without cost to Landlord and Tenant shall reimburse Landlord upon demand for any reasonable attorneys' fees and costs incurred therein.

         10.5 Tax Returns And Statements. Tenant shall, as between Landlord and Tenant, have the duty of attending to, preparing, making, and filing any statement, return, report, or other instrument required or permitted by law in connection with the determination, equalization, reduction, or payment of any Imposition that is or may be levied on or assessed against the Leased Premises, or any portion thereof, or any interest therein, or any Improvements or other property on the Leased Premises.

         10.6 Possessory Interest Taxes. Master Landlord is a public entity, and as such, Master Landlord's underlying fee in the Leased Premises is, or may be, exempt from property tax assessments. In addition, Landlord is a non-profit corporation whose leasehold interest in the Leased Premises is, or may be, exempt from property tax assessment. In accordance with California Revenue and Taxation Code Section 107.6(a), Master Landlord and Landlord state that by entering into this Lease, a Possessory interest in Tenant subject to property taxes may be created. Tenant or any other party in whom the Possessory interest is vested may be subject to the payment of property taxes levied on such interest.

                          ARTICLE 11 - UTILITY SERVICES

         11.1 Tenant's Responsibility. During the Term of this Lease, Tenant shall pay, or cause to be paid, and MiniMed shall indemnify, defend and hold Landlord and the property of Landlord harmless from all charges for water, sewage, gas, heat, air conditioning, light, power, steam, telephone service and all other services and utilities used, rendered or supplied to, on or in the Leased Premises during the Term.

         11.2 Landlord Has No Responsibility. Landlord shall not be required to furnish to Tenant or any other occupant of the Leased Premises during the Term of this Lease, any water, sewage, gas, heat, air conditioning, light, power, steam, telephone, or any other utilities, equipment, labor, materials or services of any kind whatsoever.



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

                             ARTICLE 12 - INSURANCE

         12.1 Fire and Extended Coverage Insurance. Throughout the term of this Lease, MiniMed, at no cost or expense to Tenant or Landlord, shall keep or cause to be kept, for the mutual benefit of Landlord and Tenant, a policy of standard fire insurance, with extended coverage and vandalism and malicious mischief endorsements, including earthquake insurance if such insurance is commercially available at commercially reasonable rates with commercially reasonable deductibles. The amount of insurance required hereunder shall in no event be less than one hundred percent (100%) of the full replacement cost of the Improvements on the Leased Premises (exclusive of foundations and footings), including tenant improvements or betterments. MiniMed shall not be obligated to obtain flood insurance as part of the extended coverage required hereunder. Coverage shall be "Property broad form" and shall include rent interruption insurance, which insurance shall also cover all real estate taxes and insurance costs for the purposes of continuing rental payments to the landlord for the duration of the Lease. Coverage shall not include a coinsurance penalty provision.

         12.2 Commercial General Liability Insurance. MiniMed, commencing on the Commencement Date and continuing throughout the Term hereof, shall maintain or cause to be maintained, at no cost or expense to Landlord or Tenant, comprehensive broad form commercial general liability insurance against claims and liability for personal injury, death, or property damage arising from the use, occupancy or condition of the Leased Premises, the Improvements thereon, which insurance shall provide combined single limit protection of at least Two Million Dollars ($2,000,000) for bodily injury or death to one or more persons, and at least One Million Dollars ($1,000,000) for property damage, which limits shall be increased by MiniMed from time to time based upon Tenant's reasonable assessment of the limits carried by prudent and responsible property owners of similar property in the geographic area of the Leased Premises.

         12.3 Worker's Compensation Insurance. MiniMed shall carry worker's compensation insurance as required by the State of California, and employer's liability insurance with a liability insurance minimum of $1,000,000 per accident for bodily injury or disease.

         12.4 Course of Construction Insurance. Course of construction insurance coverage for all risk of loss shall be maintained by MiniMed at one hundred percent of the completed value basis on the insurable portion of the work including materials at the project site, stored off the project site, or in transit. MiniMed shall include the interests of the Landlord, Tenant and subcontractors in the work and shall insure against the perils of physical loss or damage. Nothing in this Article, however, shall be construed to relieve MiniMed of full responsibility for loss of or damage to materials not yet incorporated in the work or MiniMed's tools and equipment used to perform the work, whether on the project site or elsewhere, or to relieve MiniMed or Tenant of any other responsibility under the Lease. If the Landlord or Tenant is damaged by the failure of MiniMed to purchase or maintain such insurance, MiniMed shall bear all losses attributable thereto and indemnify the Landlord and Tenant therefrom.

         12.5 Business Automobile Liability Insurance. If not covered by its other insurance policies, MiniMed shall carry business liability insurance on an occurrence form covering owned, hired, leased and non-owned automobiles used by or on behalf of the Tenant and providing insurance for bodily injury, property damage and contractual liability.

         12.6 Policy Form, Content And Insurer.

              (a) All insurance required by the provisions of this Lease shall be carried only with insurance companies licensed to do business in this state with Best's Financial Rating of A VII or better or otherwise acceptable to Landlord.

              (b) All such policies required by the provisions of this Lease shall be nonassessable and shall contain language to the effect that (i) the policies are primary and noncontributing with any insurance that may be carried by Landlord, (ii) the policies cannot be canceled or materially changed except after thirty (30) days notice by the insurer to Landlord and (iii) Landlord shall not be liable for any premiums or assessments. The insurer under the policy of property insurance for the Leased Premises shall also waive its rights of subrogation against Landlord, Tenant, Tenant's Representatives and Landlord's Representatives.

              (c) All deductibles or self-insured retentions shall be commercially reasonable for companies of similar net worth as MiniMed.

              (d) Upon Tenant's execution and delivery of this Lease, MiniMed shall deliver to Landlord and Tenant certificates of insurance evidencing the insurance coverages specified in this Article. MiniMed shall thereafter deliver to Landlord and Tenant original certificates and amendatory endorsements evidencing the insurance coverages required by this Article upon renewal of any insurance policy. Full copies of the policies shall be made available to Landlord and Tenant upon request. MiniMed may provide any insurance required under this Lease by blanket insurance covering the Leased Premises and any other location or locations, provided that the specific policy of blanket insurance proposed by MiniMed provides the coverages required by this Agreement taking into account the other properties, persons and risks covered by such blanket policy. All policies shall name Landlord, Tenant and each Lender as an


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

additional insured as their interests may appear, and shall contain the following special endorsements:

              "The State of California, Board of Trustees of the California State University, California State University, Northridge, the North Campus University-Park Corporation, First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1 and their officers, employees and agents are hereby declared to be additional insureds under the terms of this policy as to the activities of Landlord, Tenant and its sublessees, if any.

              "This insurance policy will not be canceled without 30 days prior written notice to the Trustees and the Corporation. Neither the State of California, the Board of Trustees of the California State University, California State University, Northridge, North Campus University-Park Corporation nor First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1, is not liable for the payment of premiums or assessments on this policy."

              (e) For any claims related to this project, MiniMed's insurance coverage shall be primary insurance as respects the Landlord and Tenant. Any insurance or self-insurance maintained by the Landlord or Tenant shall be excess of the MiniMed's insurance and shall not contribute with it.

              (f) MiniMed shall include all subcontractors as insured under its policies or shall furnish separate certificates and endorsements for each subcontractor. All coverages for subcontractors shall be subject to all requirements stated herein.

         12.7 Waiver of Subrogation. Landlord and Tenant hereby release the other and its Representatives from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any insured loss or damage to the Leased Premises, the campus of California State University at Northridge, any Improvements thereon, or any of Landlord's or Tenant's property thereon caused by or arising from a fire or any other event even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

         12.8 Indemnification.

              (a) MiniMed shall indemnify, defend and hold harmless Landlord and its Representatives, and the property of Landlord, including the Leased Premises, from and against any and all Losses and Liabilities of every nature arising out of or in connection with the use, occupancy or enjoyment of the Leased Premises by Tenant or any person thereon or holding under Tenant arising from any action, inaction, events or facts occurring during the Term from any cause; provided, that nothing in this Section 12.8(a) or this Lease shall be construed to require Tenant or MiniMed to rebuild the Improvements or to pay charges to Landlord in connection therewith as a result of damage to or destruction of the Improvements or any Taking of the Improvements except to the extent expressly provided in the other Sections of this Lease. The above indemnification includes, without limitation, any Losses and Liabilities arising by reason of:

                  (1) The death or injury of any person, including Tenant or any person who is an employee or agent of Tenant, or damage to or destruction of any property, including property owned by Tenant or by any person who is an employee or agent of Tenant, from any cause whatever while such person or property is in or on the Leased Premises;

                  (2) The death or injury of any person, including Tenant or any person who is an employee or agent of Tenant, or damage to or destruction of any property, including property owned by Tenant or any person who is an employee or agent of Tenant, caused or allegedly caused by either (A) the condition of the Leased Premises or some Improvements on said premises, or (B) some act or omission on the Leased Premises by Tenant or any person in, on, or about the Leased Premises with the permission and consent of Tenant;

                  (3) Any work performed on the Leased Premises or materials furnished to said premises at the insistence or request of Tenant or any person or entity acting for or on behalf of Tenant; or

                  (4) Tenant's failure to perform any provision of this Lease or to comply with any Governmental Restriction.

         However, the foregoing indemnification shall not extend to any Loss or Liability to the extent (5) it arises out of the negligence or intentional or willful misconduct of Landlord or its Representatives or Tenant; or (6) it arises from a claim for personal injury or property damage asserted by the owners of any properties adjacent or proximate to the Leased Premises, or their guests, invitees, employees, tenants or other like person or entity claiming through them, which are based upon the migration of any Hazardous Materials deposited on the Leased Premises prior to the Commencement Date of this Lease onto such properties adjacent or proximate to the Leased Premises.

              (b) Landlord shall indemnify, defend and hold harmless Tenant and

MiniMed and their respective Representatives, and the property of Tenant, including the Leased Premises, from and against any and all Losses and Liabilities of every nature arising out of or in connection with the use, occupancy or enjoyment of the Leased Premises by Landlord or any person thereon or holding under Landlord arising from any action, inaction, events or facts occurring during the Term from any cause. The above indemnification includes, without limitation, any Losses and Liabilities arising by reason of:

                  (1) The death or injury of any person, including Landlord or any person who is an employee or agent of Landlord, or damage to or destruction of any property, including property owned by Landlord or by any person who is an employee or agent of Landlord, from any cause whatever while such person or property is in or on the Leased Premises;

                  (2) The death or injury of any person, including Landlord or any person who is an employee or agent of Landlord, or damage to or destruction of any property, including property owned by Landlord or any person who is an employee or agent of Landlord, caused or allegedly caused by either (A) the condition of the Leased Premises or some Improvements on said premises, or (B) some act or omission on the Leased Premises by Landlord or any person in, on, or about the Leased Premises with the permission and consent of Landlord;

                  (3) Any work performed on the Leased Premises or materials furnished to said premises at the insistence or request of Landlord or any person or entity acting for or on behalf of Landlord; or

                  (4) Landlord's failure to perform any provision of this Lease or to comply with any Governmental Restriction.

         However, the foregoing indemnification shall not extend to any Loss or Liability to the extent (5) it arises out of the negligence or intentional or willful misconduct of Tenant or MiniMed or their respective Representatives; or
(6) it arises from a claim for personal injury or property damage asserted by the owners of any properties adjacent or proximate to the Leased Premises, or their guests, invitees, employees, tenants or other like person or entity claiming through them, which are based upon the migration of any Hazardous Materials deposited on the Leased Premises after the Commencement Date of this Lease onto such properties adjacent or proximate to the Leased Premises.

                            ARTICLE 13 - CONDEMNATION

         13.1 General. If any portion of or interest in the Leased Premises shall be condemned (including, without limitation, inverse condemnation) or taken by any public authority or by any other person or entity with the power of condemnation, by eminent domain or by purchase in lieu thereof (a "Taking"), and such Taking renders the Leased Premises unsuitable in the commercially reasonable judgment of Tenant for Tenant's business operations, Tenant may terminate this Lease by giving notice to Landlord, such termination to be effective as of the date specified in such notice. If this Lease is not terminated, Tenant's condemnation award shall be used for the purpose of repairing or restoring the Improvements in accordance with Section 7.4.

         13.2 Award. Whether or not this Lease is terminated as a result of any Taking, Landlord and Tenant shall together make one claim for an award for their combined interests in the Leased Premises including an award for severance damages if less than the whole shall be so taken. The condemnation proceeds shall be distributed to Landlord and Tenant as their respective interests appear. Both parties shall have the right to appear in and defend against such action as they deem proper in accordance with their own interests at their own expense. To the extent possible, the parties shall cooperate to maximize the condemnation proceeds payable by reason of the condemnation. Issues between Landlord and Tenant required to be resolved pursuant to this Article shall be joined in any such condemnation proceeding to the extent permissible under then applicable procedural rules of such court of law or equity for the purpose of avoiding multiplicity of actions and minimizing the expenses of the parties. If this Lease is not terminated pursuant to this Article, it shall continue, except that commencing with the date on which Tenant is deprived of the use of any portion of the Leased Premises or of any rights under this Lease, Rent shall be abated or reduced according to the extent to which Tenant is deprived of the use or benefit of the Leased Premises or of any rights under this Lease. If the Taking occurs in the last five (5) years of the Term, either Landlord or Tenant, by written notice to the other, may terminate this Lease, such termination to be effective as of the date that the condemnor acquires title to all or a portion of the Leased Premises.

         13.3 Taking for Temporary Use. If there is a Taking of the Leased Premises for temporary use for a period equal to or less than eight (8) months, this Lease shall continue in full force and effect, Tenant shall continue to comply with Tenant's obligations under this Lease not rendered physically impossible by such Taking, neither the Term nor the Rent shall be reduced or affected in any way, but the Rent shall continue at the level of the last Rent paid prior to the Taking (including any subsequent increases in such Rent provided for under this Lease), and Tenant shall be entitled to any and all Awards for the use or estate taken. If any such Taking is for a period extending beyond such eight (8) month period, the Taking shall be treated as a total, substantial or partial taking, as appropriate.

                              ARTICLE 14 - DEFAULT

         14.1 Default.

         The occurrence of any one or more of the following events shall, after the giving of the Notice of Default required by Section 14.2 or 14.4 (nonpayment of Rent does not require a Notice of Default), constitute a default ("Default(s)") under this Lease by Tenant or Landlord, as applicable:

                  (i) any failure by Tenant to pay the Rent or make any other payment required to be made by Tenant hereunder, on the date the payment is due; or

                  (ii) a failure by Tenant or Landlord to observe and perform any other condition, restriction, covenant, obligation or provision of this Lease to be observed or performed by Tenant or Landlord, as applicable.

         14.2 Notice of Default; Tenant's Right to Cure .

              (a) If Tenant has committed or permitted to exist a breach of any provision of this Lease (other than nonpayment of Rent) or has committed or permitted any other breach described above in Section 14.1, Landlord shall give notice of said breach ("Notice of Default") to Tenant.

              (b) Tenant shall be in default hereunder without notice from Landlord if Rent is not paid by the tenth (10th) day of each calendar month (or if the tenth day falls on a Saturday or Sunday, the first Monday of the calendar month); except that if the Rent Commencement Date is on a day other than the first day of a calendar month, then Tenant shall be in default hereunder if the Rent is not paid within ten (10) days after the Rent Commencement Date.

              (c) If the alleged Default is nonpayment of Additional Rent, Impositions or other sums to be paid by Tenant as provided in this Lease, Tenant shall have twenty (20) days after the Notice of Default is given to cure the Default. For any other Default, Tenant shall, after the Notice of Default, promptly and diligently commence curing the Default and shall have sixty (60) days after the Notice of Default to complete the cure of said Default; provided, however, that if the nature of said Default is such that the same cannot reasonably be cured within said sixty (60) day period, Tenant shall have such additional time as is reasonably necessary to cure such Default, provided that at all times prior to the expiration of said sixty (60) day period and for the period thereafter that the Default remains uncured, Tenant is exercising reasonable diligence in its efforts to cure such Default.

              (d) As used in this Lease, the term "Uncured Default" shall mean any Default by Tenant which continues uncured, following the giving of a Notice of Default as required by this Lease, for the cure period applicable to that Default under the provisions of this Lease.

         14.3 Landlord's Right to Cure Tenant's Defaults. After expiration of the applicable time for curing a particular Default and upon not less than five
(5) business days' notice (unless a longer period of time is otherwise expressly provided by this Lease, in which case such longer period shall apply), Landlord may, at Landlord's election, make any payment (other than Rent payable to Landlord) required of Tenant under this Lease or perform or comply with any covenant or condition imposed on Tenant under this Lease, and the amount so paid, plus the reasonable cost of any such performance or compliance, plus interest on such sum at the Agreed Rate, from the date of payment, performance, or compliance until the date of repayment by Tenant, shall be due and payable by Tenant on the first day of the next calendar month following any such payment, performance or compliance by Landlord as Additional Rent hereunder. No such act shall constitute a waiver of any Default or of any remedy for Default or render Landlord liable for any loss or damage resulting from any such act (except to the extent such loss or damage arises from Landlord's or Landlord's Representatives' negligence or intentional or willful misconduct).

         14.4 Notice of Landlord's Default; Tenant Waiver.

              (a) If Landlord has committed a breach under this Lease, as described in Section 14.1, Tenant shall deliver a Notice of Default to Landlord. Each Notice of Default shall specify the alleged Default.

              (b) Landlord shall, after notice, promptly and diligently commence curing the Default and shall have sixty (60) days after notice is given to complete the cure of said Default; provided, however, that if (i) the nature of said Default is such that the same cannot reasonably be cured within said sixty
(60) day period, and (ii) Landlord shall have in good faith commenced and diligently and continuously pursued such cure, then Landlord shall have such time as is reasonably necessary to complete the cure of said Default. If it is determined that Landlord is liable to Tenant for damages pursuant to this Lease Landlord shall pay such damages to Tenant in accordance with such judgment within 30 days after such determination. Tenant shall have no right to offset any amount of damages owed by Landlord to Tenant against the Rent owed by Tenant to Landlord under this Lease. If any amount owed to the Tenant by Landlord is not paid when due, interest shall accrue on such amount at the Agreed Rate from the date due until the date that such amount is paid. After expiration of the applicable time for Landlord to cure a particular Default and upon not less than five (5) business days' notice (unless a longer period of time is otherwise expressly provided by this Lease, in which case such longer period shall apply), Tenant may, at Tenant's election, make any payment required of Landlord under this Lease or perform or comply with any covenant or condition imposed on Landlord under this Lease, and the amount so paid, plus the reasonable cost of any such performance or compliance, plus interest on such sum at the Agreed Rate, from the date of payment, performance, or compliance until the date of repayment by Landlord, shall be due and payable by Landlord on the first day of the next calendar month following any such payment, performance or compliance by Tenant. No such act shall constitute a waiver of any Default or of any remedy for Default or render Tenant liable for any loss or damage resulting from any such act (except to the extent such loss or damage arises from Tenant's or Tenant's Representatives' negligence or intentional or willful misconduct).

         14.5 Landlord's Remedies.

              (a) In the event of any Uncured Default, then, subject to the rights of a Lender expressly set forth in this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such termination, in which event the Parties shall have no further obligation to one another under this Lease.

              (b) Notwithstanding the provisions of this Article 14 above to the contrary, if, within ten (10) days of Tenant's receipt of a Notice of Default with respect to a Non-monetary Default by Tenant, Tenant shall in good faith notify Landlord in writing that it disputes the existence of such Non-monetary Default and that it requests a determination of the existence or non-existence of such Non-monetary Default, then Landlord may not exercise its right to terminate this Lease pursuant to this Article 14 on account of such Non-monetary Default of Tenant until the expiration of the applicable cure period measured as if such cure period commenced upon the earlier of (i) the date of the determination that such Non-monetary Default exists, or (ii) the failure by Tenant to diligently and continuously pursue the legal proceeding. The exercise of Tenant's right pursuant to this paragraph shall not impair or delay the ability of Landlord to exercise any rights or remedies other than termination of this Lease.

              (c) In the event Tenant fails to pay Rent to Landlord, Landlord shall have the right to pursue all of its legal and equitable remedies against Tenant for collection of such amounts, including without limitation the remedy described in California Civil Code Section 1951.4 which provides that a lessor may continue a lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign, subject only to reasonable limitations.

              (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of



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

Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage, deed of trust, or bonded indebtedness. Accordingly, if any installment of Rent shall not be received by Landlord or its designee within ten (10) days after Rent is due, or if any Additional Rent or Impositions shall not be received by Landlord within twenty (20) days after the Notice of Default is given, then without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge to Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Rent, then Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding
Article 4 or any other provision of this Lease to the contrary.

         14.6 Tenant Remedies; Remedies Cumulative. Except as otherwise expressly provided in this Lease, Tenant and MiniMed, as appropriate, shall have all rights and remedies at law or equity upon the occurrence of an Uncured Default by Landlord hereunder including, but not limited to, the remedies provided under California Civil Code Sections 1951.2 (pursuant to California Civil Code Section 1951.2, the damages Landlord may recover against Tenant include, but are not limited to, the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award, exceeds the amount of such rental loss for the same period that the Tenant proves could be reasonably avoided). Each right and remedy of Landlord, Tenant and MiniMed provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease except as otherwise limited by this Lease, and the exercise or the beginning of the exercise by Landlord, Tenant or MiniMed of any one or more of the rights or remedies provided for in this Lease, except as otherwise limited by this Lease, shall not preclude the simultaneous or later exercise by Landlord, Tenant or MiniMed of any or all other rights or remedies provided for in this Lease, except as otherwise limited by this Lease.

         14.7 No Waiver. Landlord's, Tenant's or MiniMed's failure to enforce any provision of this Lease with respect to a Default hereunder shall not constitute a waiver of Landlord's, Tenant's or MiniMed's right to enforce such provision or any other provision with respect to any future Default. The acceptance of Rent by Landlord shall not be deemed a waiver of Landlord's right to enforce any term or provision hereof. The waiver of any term or condition of this Lease shall not be deemed to be a waiver of



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

any other term or condition hereof or of any subsequent failure of any term or condition hereof.

         14.8 Delays in Performance. The time within which the Parties hereto shall be required to perform any obligation under this Lease shall be extended by a period of time equal to the number of days during which performance of such act is delayed due to an act of God, strikes, lockouts, fire, earthquake, flood, explosion, war, invasion, insurrection, riot, mob violence, acts of the public enemy, epidemics, quarantine restrictions, freight embargoes, unusually severe weather, application of governmental restrictions, regulations or controls not contemplated by this Lease or otherwise reasonably foreseeable, court order, delays or inaction of independent contractors, remediation of Hazardous Materials located upon the Leased Premises, litigation brought against the Leased Premises or a Party without that Party's consent, or other like events which are completely and strictly beyond a Party's control (the "Force Majeure Events"). The additional grace period or extension of time provided above shall be equal to the period of delay caused by the above-described event, which period shall commence to run from the time of the commencement of the cause for delay and shall terminate upon termination of that cause. A Party wishing to invoke this Section must notify in writing the other Party to this Lease of that intention within sixty (60) days of the commencement of any such cause for delay and shall, at that time, specify the reasons therefor, the specific provision of this Lease which will be delayed as a result, and the period of such extension, if known, or if not known, a reasonable estimate thereof.

                      ARTICLE 15 - EXPIRATION; TERMINATION

         At the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord possession of the Leased Premises free and clear of all liens, encumbrances and Mortgages other than those, if any, created by Landlord, those which both extend beyond the Term of this Lease and were expressly approved in writing by Landlord, or those which encumbered the Leased Premises prior to the Commencement Date of this Lease. If this Lease is terminated under circumstances for which Landlord is obligated to buy the Improvements, Tenant shall leave the Leased Premises and any other property surrendered in good condition, reasonable wear and tear excepted. If this Lease is terminated for any other reason, Tenant shall leave the Leased Premised and any other property surrendered in its then existing "as is" condition. As provided above at Section 6.8, all property that Tenant is required to surrender shall become Landlord's property at termination or expiration of this Lease. All property that Tenant is not required to surrender but that Tenant does abandon by failure to remove said property within sixty (60) days after the expiration or earlier termination of this Lease shall, at Landlord's election, become Landlord's property.



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

                        ARTICLE 16 - MASTER GROUND LEASES

         The Parties acknowledge that this Lease is subject and subordinate to the terms of the Master Leases between the Trustees of the California State University System and Landlord dated May __, 1999.


                ARTICLE 17 - INTERRELATIONSHIP BETWEEN UNIVERSITY
                               AND LEASED PREMISES

         17.1 Goals of Master Landlord, Landlord and Tenant. The Parties acknowledge that the Leased Premises is currently located on the campus of the University. It is the desire of Landlord and Tenant that many of the services, goods and facilities of the Research Center will (a) relate to many functions of the University, (b) provide and/or share services and facilities needed for the students, faculty and employees of the University, and (c) provide opportunities for student employment, materials and education. In addition, it is the desire of Landlord and Tenant that the presence of the Research Center will (i) enhance the attractiveness of the University campus; (ii) encourage students, faculty and visitors to make increased use of present University facilities; and (iii) allow some of the businesses operating at the Research Center to interrelate with University activities.

         17.2 Cooperation Covenants of Tenant and its Subtenants. Tenant shall, subject to the qualifications set forth below, cooperate with Landlord to provide the following:

                  (a) Provide internships for undergraduate and graduate students;

                  (b) Participate in work-study programs for undergraduate and graduate students;

                  (c) Provide employment opportunities for undergraduate and graduate students;

                  (d) Undertake joint research programs with the University's faculty;

                  (e) Co-sponsor research seminars or conferences;

                  (f) Undertake such other academic activities as mutually agreed upon;



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

                  (g) Make the Conference Center available for University use in accordance with Section 5.1(c).

         The above goals, purposes and programs shall be provided as long as they do not unreasonably interfere with the operation and management of the Research Center and the commercially reasonable business operations of the occupants thereof. The parties will reasonably cooperate to implement the above programs.

         The above items shall be by way of example, and not of limitation, with the understanding that such undertakings will relate to Tenant or Subtenants which will operate their businesses in the Research Center pursuant to Subleases with Tenant. Tenant will incorporate provisions in its Subleases to accommodate these goals, purposes and programs, and to reasonably provide for such accommodations in any conditions, covenants or restrictions governing the Research Center.

         17.3 Businesses Within Research Center. Tenant shall use its reasonable good faith efforts to cause all of the Subtenants to agree to (a) interact with the University business school, (b) make corporate and enterprise personnel available for lecturing and instruction to the University, (c) provide intern programs to University students.

         17.4 Use of University Facilities. The Master Leases provide that so long as Tenant is not in default under this Lease, the University will enable Tenant and appropriate Subtenants to use the University library and other University facilities. The guidelines for use of University facilities are to be negotiated between the parties.

         17.5 Cooperation Covenants Regarding Tenant. Tenant shall (a) establish rules and regulations acceptable to Landlord regarding the use of the Conference Center on a non-interfering basis by faculty, staff and students of the University which promote the integration of the Conference Center into the University's activities, (b) engage in advertising and public relations noting the University and the interface between the Research Center and the University,
(c) designate management personnel of the Research Center to be coordinators and contacts with the University for events and public relations, (d) subject to the terms of the Subleases, make hardscape and landscape areas within the Research Center available for University events and functions on a non-interfering basis as appropriate such as art exhibits and displays featuring the University and it students, faculty and programs, and (e) consult with and develop programs and public relations for co-sponsored University and Research Center events with an event and information officer of the University campus.

         17.6 Change In Use. In the event Tenant desires to change the use of the



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

Research Center from those permitted pursuant to Section 5.1, Tenant agrees that it must cooperate with Landlord and Master Landlord to create an interrelationship between the new use of the Leased Premises and the University which allows the University students, faculty and employees to benefit from the close proximity of the Leased Premises to University facilities, and that absent prior written approval from Landlord, Tenant may not change the use of the Research Center.


                           ARTICLE 18 - MISCELLANEOUS

         18.1 Landlord's Representations and Warranties. Landlord covenants, represents and warrants to Tenant and MiniMed, as of the date of execution of this Lease, as follows:

              (a) Landlord is a not-for-profit corporation duly incorporated and in good standing under the laws of the State of California, has full legal right, power, and authority to enter into this Lease and to carry out and consummate all transactions contemplated by this Lease, and by appropriate corporate action has duly authorized the execution and delivery of this Lease. Further, Landlord will take those actions required to remain in good standing under the laws of the state of California during the term of this Lease.

              (b) To Landlord's actual knowledge, the execution, delivery and performance of this Lease by Landlord does not result in a material violation of, or constitute a material default under, any provision of any existing agreement, judgment or court order.

              (c) Except as revealed in writing by Landlord to Tenant, Landlord has not been served with any pending, and knows of no threatened, litigation or claims against the Leased Premises or against Landlord in connection with the Leased Premises which would have an adverse effect on the transactions contemplated herein.

              (d) Copies of all documents heretofore delivered by Landlord to Tenant are true, correct and complete copies of such documents in all material respects.

              (e) Landlord makes no representation or warranty as to the condition of the title to the Leased Premises except that Master Landlord is vested with the fee simple title thereto, subject to all recorded and unrecorded encumbrances, liens, encroachments, rights of way, easements and other possible claims of interest that may be discovered by examination of the public records and by survey and inspection, and that Landlord has leasehold title to the Leased Premises pursuant to the Master Leases.



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

         18.2 Tenant's Representations and Warranties. Tenant covenants, represents and warrants to Landlord, as of the date of execution of this Lease, as follows:

              (a) Tenant has full legal right, power, and authority to enter into this Lease and to carry out and consummate all transactions contemplated by this Lease.

              (b) The persons executing this Lease on behalf of Tenant are fully authorized to execute the same.

              (c) This Lease has been duly authorized, executed, and delivered by Tenant, and will constitute a legal, valid, and binding agreement of Tenant, enforceable against Tenant in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and by the application of equitable principles if equitable remedies are sought.

              (d) Except as may be disclosed in MiniMed's public filings with the Securities and Exchange Commission, or as revealed in writing by Tenant to Landlord, Tenant has not been served with any pending, and knows of no threatened, litigation or claims against Tenant which would have an adverse effect on the transactions contemplated herein.

              (e) Copies of all documents heretofore delivered by Tenant to Landlord are true, correct and complete copies of such documents in all material respects;

              (f) Tenant has examined the Leased Premises and hereby accepts possession of the Leased Premises in its "as is" condition, with all faults and defects subject to the terms of this Lease.

         18.3 Survival of Representations, Warranties and Covenants. The respective representations, warranties and covenants contained herein shall survive the Commencement Date and continue throughout the Term.

         18.4 Further Assurances. Each party hereto will promptly execute and deliver without further consideration such additional agreement, assignments, endorsements and other documents as the other party hereto may reasonably request to carry out the purposes of this Lease.



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

         18.5 Estoppel Certificate.

              (a) Within twenty (20) days after request by Landlord or Tenant (which request may be from time to time as often as reasonably required by Landlord or Tenant) Landlord or Tenant shall execute and deliver to the other, without charge, a statement (the "Estoppel Certificate") in the form of Exhibit E attached hereto or in such other similar form as Landlord or Tenant may reasonably request. Any such statement may be conclusively relied upon by any Lender, Subtenant or prospective purchaser of the Leased Premises.

              (b) If the other Party fails to respond to such request within such twenty (20) day period, the requesting Party shall deliver a second notice stating that the failure of the other Party to respond to such request within three (3) working days after receipt of such second request will result in a deemed approval with respect to the requested matters. The failure to deliver such statement within that three (3) day period shall (with respect to third parties relying upon such estoppel certificate), without limiting any other remedy which the requesting party may have as a result of such failure, be conclusive upon the Party which fails to deliver such statement that this Lease is in force and effect with only such modifications as have been identified by the requesting Party, that there are no outstanding Defaults in the performance of the requesting Party, and that there have not been any payments of advance rent other than as provided in the provisions of this Lease.

         18.6 Notices. All notices, requests, demands and other communications under this Lease shall be in writing and shall be deemed to have been given on
(a) the date of service if served personally on the Party to whom notice is to be given, (b) the date of actual or attempted delivery provided such attempted delivery is made on a business day, if served by Federal Express, Express Mail or another like overnight delivery service, (c) the date of actual delivery as shown by the addressee's registry or certification of receipt or the third business day after the date of mailing, whichever is earlier, if mailed to the person to whom notice is to be given, by first class U.S. mail, registered or certified, postage prepaid, return receipt requested and properly addressed as follows (or to such other address as either Party may from time to time direct by written notice given in the manner herein prescribed), or (d) one day after receipt of a confirmed facsimile transmission provided any such communication is concurrently given by one of the above methods:

         If to Landlord:           North Campus Development Corporation
                                   California State University Northridge
                                   Northridge, California 91330
                                   Attn:  Vice President for Administration
                                          & University Advancement
                                   Tel: 818-677-2333
                                   FAX: 818-677-5089



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

         With a copy to:           Herbert M. Weiser, Esq.
                                   King, Weiser, Bazar & Jacobs
                                   2049 Century Park East
                                   Suite 900
                                   Los Angeles, California  90067
                                   Tel: 310-553-1600
                                   FAX: 310-556-5687

                                   California State University, Northridge
                                   Attention: University Counsel
                                   18111 Nordhoff Street
                                   Northridge, California 91330-8355
                                   Tel: 818-677-5931
                                   FAX: 818-677-2001

         and, if to Tenant:        First Security Bank, National Association
                                   79 South Main Street
                                   Salt Lake City, Utah 84111
                                   Attention: Val Orton
                                   FAX: 801-246-5053

         with copies to:           ING (U.S.) Capital LLC
                                   55 East 52nd Street, 33rd Floor
                                   New York, New York 10055
                                   Attention: Chief Credit Officer

                                   ING (U.S.) Capital LLC
                                   Atlanta Office
                                   200 Galleria Parkway, Suite 950
                                   Atlanta, Georgia 30339
                                   Attention: Darren J. Wells

                                   King & Spalding
                                   191 Peachtree Street
                                   Atlanta, Georgia 30303-1763
                                   Attention: Hector E. Llorens

                                   MiniMed Inc.
                                   12744 San Fernando Road
                                   Sylmar, California 91342
                                   Attention: General Counsel
                                   Telephone: 818-362-5958
                                   FAX: 818-367-1460



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

         and if to MiniMed:        MiniMed Inc.
                                   12744 San Fernando Road
                                   Sylmar, California 91342
                                   Attn: General Counsel
                                   Tel: 818-362-5958
                                   FAX: 818-367-1460

         With copies to:           Broebeck Phleger & Harrison
                                   55 West C. Street, Suite 1300
                                   San Diego, California 92101
                                   Attention: Scott Biel

         18.7 Attorneys' Fees. In the event that either Party hereto brings any action or files any proceeding in connection with the enforcement of its respective rights under this Lease or as a consequence of any breach by the other party of its obligations under this Lease, the prevailing party in such action or proceeding shall be entitled to have its reasonable attorneys' fees (including allocable costs for any in-house counsel) and out-of-pocket expenditures paid by the losing Party. The attorneys' fees so recovered shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Lease shall be entitled to its attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease.

         18.8 Headings. The headings used in this Lease are inserted for reference purposes only and do not affect the interpretation of the terms and conditions hereof.

         18.9 Rights of Successors. All of the rights and obligations of the Parties under this Lease shall bind and inure to the benefit of their respective heirs, successors and assigns; provided, however, that nothing in this Section
18.9 shall be construed to limit or waive the provisions concerning restrictions on Transfer set forth in Article 9 hereof.

         18.10 Amendments in Writing. This Lease cannot be orally amended or modified. Any modification or amendment hereof must be in writing and signed by the Party to be charged.



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

         18.11 No Brokers. Each Party shall defend, indemnify, and hold the other harmless from all costs and expenses, including attorneys' fees, arising out of any and all claims for broker's agent's or finder's fees or commissions in connection with the negotiation, execution or consummation of this transaction incurred as a result of any statement, representation or agreement alleged to have been made or entered into by the indemnifying Party. Neither Tenant nor Landlord is entitled to receive any brokerage commission as a consequence of this transaction.

         18.12 Negation of Partnership. Nothing in this Lease shall be construed to render Landlord, a partner, joint venturer, or associate in any relationship or for any purpose with Tenant, other than that of Landlord and Tenant, nor shall this Lease be construed to authorize either to act as agent for the other.

         18.13 Time of Essence. Time is of the essence of each provision in this Lease, subject to delays caused by any of the force majeure events set forth in
Section 14.8.

         18.14 Interpretation. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The term "Person" as used in this Lease means a natural person, corporation, limited liability company, association, partnership, organization, business, trust, individual, or a governmental authority, agency, instrumentality or political subdivision, and whenever the word "day" or "days" is used herein, such shall refer to calendar day or days, unless otherwise specifically provided herein. Whenever a reference is made herein to a particular Section of this Lease, it shall mean and include all subsections and subparts thereof. The word "include" or "including" shall describe examples of the antecedent clause, and shall not be construed to limit the scope of such clause.

         18.15 Applicable Law; Severability. The interpretation and enforcement of this Lease shall be governed by the laws of the State of California. Should any part, term, portion or provision of this Lease, or the application thereof to any person or circumstances be held to be illegal or in conflict with any Governmental Restrictions, or otherwise be rendered unenforceable or ineffectual, the validity of the remaining parts, terms, portions or provisions, or the application thereof to other persons or circumstances, shall be deemed severable and the same shall remain enforceable and valid to the fullest extent permitted by law.

         18.16 Exhibits. All exhibits referred to in this Lease are attached hereto and incorporated herein by reference.

         18.17 Short Form of Lease. On or before the date which is ten days following the execution hereof, the Parties shall execute and thereafter record with the County

Recorder of Los Angeles County a Memorandum of Lease, attached hereto as Exhibit C, giving notice of the existence of this Lease and the Term hereof.

         18.18 Hold as One Parcel; Reciprocal Easement Agreement. Tenant anticipates that it and the tenant of Parcel 4 will covenant to hold the Leased Premises and Parcel 4 as one parcel. If Tenant and the subtenant of Parcel 4 do not so covenant, then concurrently with the delivery of the sublease for Parcel 4, Landlord, Tenant, and the tenant of Parcel 4 shall execute and deliver a reciprocal easement agreement ("REA") in form acceptable to Landlord. The REA shall address such issues as cross easements, restrictions, covenants and agreements (including, but not limited to, those relating to use, utilities, parking, ingress and egress). The REA may only be amended with the prior written consent of Landlord. The REA shall be recorded with the County Recorder of Los Angeles County immediately prior to the Memorandum of Lease.

         18.19 Landlord's Rights of Inspection. Landlord and its authorized Representatives shall have the right during business hours, upon not less than twenty-four (24) hours' oral or written notice to Tenant (except that in the case of an emergency, the existence of which shall be determined by Landlord in its reasonable discretion, no advance notice shall be required) to enter upon the Leased Premises for purposes of inspecting the same and exercising its rights under this Lease, provided that such inspections shall not unreasonably interfere with Tenant's or its Subtenant's construction or business activities.

         18.20 Nonmerger of Fee and Leasehold Estates. If both Landlord's and Tenant's estates in the Leased Premises become vested in the same owner (other than by termination of this Lease following an Uncured Default hereunder, subject to the rights, if any, of a Lender pursuant to Article 8 above), this Lease shall not be terminated by application of the doctrine of merger except at the express election of Landlord and with the consent of any Lender(s) of a Leasehold Mortgage.

         18.21 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         18.22 Interest On Past Due Obligations. Except where another rate of interest is specifically provided for in this Lease, any amount due from either Party to the other under this Lease which is not paid within ten (10) days after receipt of written notice that such amount is due (or in the case of Rent, within three (3) days after such Rent is due), shall bear interest at the Agreed Rate from the date such amount was originally due to and including the date of payment.

         18.23 Holding Over. Any holding over by Tenant after the expiration of the Term shall be construed as a tenancy from month to month and shall be subject to all of the terms and conditions which are provided for in this Lease except that the Rent shall be in an amount equal to 150% of the Rent in effect immediately prior to the expiration of the Term.

         18.24 Owner Trustee. Landlord acknowledges and agrees that so long as First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1 is Tenant, said Tenant shall have no obligations under Section 5.4, Section 12.8 and those provisions in
Article 6 and Article 12 for which MiniMed has assumed responsibility. For the avoidance of doubt MiniMed shall at all times remain liable for such obligations under this Lease and in no event shall Owner Trustee have any liability or obligation therefor. Landlord acknowledges and agrees that it shall look solely to MiniMed for the satisfaction of such obligations.

         18.25 MiniMed As Third Party Beneficiary. Notwithstanding any other provision of this Lease, it is the express intention of the parties hereto that the benefits of certain provisions of this Lease inure to MiniMed, its successors and assigns. Accordingly, Tenant and Landlord acknowledge and agree that MiniMed, its successors and assigns are hereby granted and shall have the rights, benefits, indemnities, claims, defenses, causes of action, priorities and interests, as the case may be, granted to "Tenant" under Sections 2.3, 3.2, 5.1, 5.4(b), 5.6, 6.7(b), 13.1, 13.2, 13.3, 14.4, 14.6, 18.7 and 18.26 hereof, and that MiniMed, its successors and assigns are hereby granted and shall have any and all rights to enforce and defend its rights (at law or in equity) as a third party beneficiary under the foregoing sections hereof.

         18.26 Automatic Amendment of this Lease. Landlord and Tenant acknowledge that Sections 5.4(a), 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.10, 11.1,
12.1, 12.2, 12.3, 12.4, 12.5, 12.6 and 12.8(a) hereof (collectively, the
"Financing Accommodations") have been agreed to in order to accommodate First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1, as the "Tenant" under this Lease. Landlord and Tenant agree that at such time that First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1, is no longer the "Tenant" under this Lease, this Lease shall be automatically amended without further action by deleting the Financing Accommodations and inserting in their stead the corresponding provisions set forth in the attached Schedule 18.26. That is, when First Security Bank, National Association, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1, is no longer the "Tenant" under this Lease, Section 5.4, Environmental Indemnity, Subparagraph (a) as set forth above shall be deleted, and Section 5.4, Subparagraph (a) as set forth in
Schedule 18.26 shall be inserted in its stead, and so on with each of the remaining Financing Accommodations.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

                                    TENANT:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the MiniMed Real Estate Trust 1999-1

Date: May 18, 1999                  By: /s/ VAL T. ORTON
                                        -------------------------------------
                                    Print Name:  Val T. Orton
                                    Its:  Vice President


                                    By: /s/ DEANN MADSEN
                                        -------------------------------------
                                    Print Name:  DeAnn Madsen
                                    Its:  Assistant Trust Officer


                                    LANDLORD:


                                    NORTH CAMPUS-UNIVERSITY PARK
                                    DEVELOPMENT CORPORATION, a
                                    not-for-profit corporation

Date: May 12, 1999                  By: /s/ THOMAS J. MCCARRON
                                        -------------------------------------
                                    Print Name:  Thomas J. McCarron
                                    Its:  Executive Director

                                    By: /s/ JAMES F. SULLIVAN
                                        -------------------------------------
                                    Print Name:  James F. Sullivan
                                    Its:  Interim V.P. Administration; Finance


The undersigned, MiniMed Inc., has executed this Lease for the purpose of acknowledging and agreeing to its obligations under Section 5.4, Article 6,
Section 11.1, Article 12 and Section 18.26 of this Lease.

                                    MINIMED INC., a Delaware corporation


                                    By: /s/  ERIC S. KENTOR
                                        -------------------------------------
                                    Print Name:  Eric S. Kentor
                                    Its:  Sr. Vice President and General Counsel







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